[Front cover]

[State Street Research logo]

State Street Research
Government Income Fund

Annual Report
October 31, 1995

[Graphic - fisherman at stream]

What's Inside
From the Chairman:
The markets reward
investors

Portfolio Manager's Review:
Strong returns for this
conservative bond fund

Fund Information:
Facts and figures

Plus, Complete Portfolio Holdings
and Financial Statements

FROM THE CHAIRMAN

To Our Shareholders:

[photo of Ralph Verni]

The markets continue to reward investors. U.S. stocks, U.S. bonds and overseas bonds have all enjoyed stellar returns over the past year. International stocks have been disappointing as a result of weaker overseas economies.

For the twelve months ended October 31, 1995, the Standard & Poor's 500 Index, a common measure of U.S. stock market performance, provided a total return of +26.41%.(1) The Merrill Lynch Government Master Index provided a gain of +15.41% over the same period--a very strong return for bonds.(1)

The benefits of long-term investing

The past 12 months clearly demonstrated the benefits of investing for the long term. One year ago, your Fund's annual report contained little in the way of good news. Interest rates had risen and the stock and bond markets had dropped sharply. Yet investors who remained true to their long- term strategy remained invested and were able to enjoy the benefits of a much more positive year in 1995.

Have you reviewed your portfolio?

The new year can be a good time to review your portfolio with your investment representative--especially after a year of such strong market performance. Are you fully diversified--invested in stock, bond and international funds? Diversification can be a successful way to reduce the risk in your investment portfolio. Did your asset allocation change because of 1995's market performance? Your investment representative can help you answer these important questions.

Thank you for investing with State Street Research.

Sincerely,
/s/Ralph F. Verni
Ralph F. Verni
Chairman

November 30, 1995

(1)The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The Merrill Lynch Government Master Index is a commonly used index of U.S. bond market performance. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.

(2)+14.15% for Class B shares; +15.37% for Class C shares; +14.24% for Class D shares.

(3)Investment results are based on an assumed $10,000 investment at the "A" share maximum sales charge of 4.5%; thus, the net amount invested was $9,550. Also assumes capital gain distributions accepted in shares and income dividends invested at net asset value. No adjustment has been made for income taxes payable by shareholders on income dividends or capital gain distributions.

(4)All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Investments in the Fund are not insured or guaranteed by the U.S. government or any other entity.

(5)Performance includes periods prior to the adoption of class designations. Performance reflects up to maximum 4.5% front-end or 5% contingent deferred sales charges. Performance for "B" and "D" shares prior to class designations in 1993 reflects annual 12b-1 fees of .25%, and performance thereafter reflects 12b-1 fees of 1%, which will reduce subsequent performance.

Fund Information (all data are for periods ended October 31, 1995, except where noted)

Total value of $10,000 invested on
March 23, 1987(3)
(Class A shares, at maximum applicable sales charge)

[Mountain chart]


3/87     9550
10/87    9408
10/88   10328
10/89   11321
10/90   11948
10/91   13890
10/92   15259
10/93   17034
10/94   16424
10/95   18942

SEC Yield (as of October 31, 1995)
===================
Class A      5.58%
-------------------
Class B      5.10%
-------------------
Class C      6.10%
-------------------
Class D      5.10%
===================

SEC yield is calculated according to Securities and Exchange Commission requirements and is based on the net investment income produced for the 30 days ended October 31, 1995.

SEC Average Annual Compound Rates of
Return for periods ended 9/30/95
(at maximum applicable sales charge)(4,5)
=================================================
              Life of Fund
            (since 3/23/87)     5 years    1 year
-------------------------------------------------
Class A          +7.57%         +8.62%      +8.12%
-------------------------------------------------
Class B          +7.91%         +8.93%      +7.40%
-------------------------------------------------
Class C          +8.22%         +9.75%     +13.50%
-------------------------------------------------
Class D          +7.91%         +9.21%     +11.30%
=================================================

Average Annual Compound Rates of
Return for periods ended 10/31/95
(at maximum applicable sales charge)4,5
=================================================
              Life of Fund
            (since 3/23/87)     5 years    1 year
-------------------------------------------------
Class A          +7.67%         +8.60%      +9.89%
-------------------------------------------------
Class B          +7.99%         +8.88%      +9.15%
-------------------------------------------------
Class C          +8.31%         +9.72%     +15.37%
-------------------------------------------------
Class D          +8.00%         +9.18%     +13.24%
=================================================

PORTFOLIO MANAGER'S REVIEW

[photo of John H. Kallis]
John H. Kallis
Portfolio Manager

Government Income Fund successfully navigated this year's bond market rebound. For the second consecutive fiscal year (October 31 to October 31), the Fund outperformed the average for its investment category according to Lipper Analytical Services. This outperformance occurred in both weak and strong markets, demonstrating the Fund's adaptability.

For the 12 months ended October 31, 1995, Class A shares of the Fund provided a total return of +15.07% (does not reflect sales charge).(2) Lipper Analytical Services' General U.S. Government Funds category provided a total return of +14.70% over the same time period (does not reflect sales charges).

Bond market returns in the range of 15% are unusual; this has been the best year for bonds since 1991. The strong performance can be linked to several things: slowing economies in the U.S. and overseas, low inflation, and the Federal Reserve's decision to reverse policy and begin lowering interest rates.

Good adjustments to interest rate changes

One explanation for the Fund's strong performance was our ability to either anticipate or respond to interest rate changes. In late 1994, after nine months of rising rates (rising interest rates cause bond prices to fall), we began to position the Fund for stable or declining rates. We added longer-duration securities and U.S. Treasury bonds, both of which tend to enjoy strong performance when rates decline. This decision helped the Fund's results.

Balancing mortgage securities and U.S. Treasuries

We kept the portfolio balanced between U.S. Treasuries and mortgage securities. Even though U.S. Treasury bonds outperformed mortgage securities as interest rates declined, we did not want to commit too much of the portfolio to Treasuries. First, mortgage securities offered higher interest rates and better value. Second, interest rates could have reversed course. We targeted "seasoned" mortgage securities that had survived past rate declines and were less likely to be refinanced. On October 31, 1995, 41% of the portfolio was invested in U.S. Treasuries, and 38% in mortgage securities (2% in non-U.S. Agency mortgages).

Overseas holdings helped

The Fund's position in international government bonds also performed well, benefiting from a stronger U.S. dollar and falling interest rates overseas. Our holdings, representing a total of 5% of the portfolio, are invested primarily in European government bonds--many of which pay higher interest rates than comparable U.S. bonds. Our foreign holdings are "hedged" to protect the Fund from changes in foreign currency exchange rates.

Portfolio yield

As you can see in the chart below, interest rates declined over the past year. Your Fund's yield moved lower as well, primarily because the Fund's net asset value rose significantly. The Fund's dividend did not change over the past year, however.

Positive environment for bonds

Even with such strong bond market performance, we believe there is still potential. Overseas, slowing economies and falling interest rates will help U.S. rates to stay low. With falling inflation, U.S. interest rates are actually high by historical standards, so there may be room for rates to decline further.

Asset Allocation
(as of October 31, 1995, by percentage of net assets)

[Pie chart]

U.S. Treasury securities        41%
Cash                             2%
Foreign government bonds        5%
Trust certificates/other        16%
U.S. Agency mortgage
  securities                    36%


Bond Yields
(October 31, 1994 to October 31, 1995)

[Line graph]

10/94   8.809   7.97    5.142
11/94   8.968   8       5.707
12/94   8.827   7.876   5.682
1/95    8.511   7.696   5.99
2/95    8.097   7.441   5.933
3/95    8.152   7.43    5.849
4/95    7.985   7.334   5.849
5/95    7.462   6.648   5.796
6/95    7.482   6.617   5.563
7/95    7.573   6.844   5.572
8/95    7.492   6.645   5.44
9/95    7.416   6.504   5.406
10/95   7.366   6.332   5.494


30-year Mortgage Securities
30-year U.S. Treasury Securities
90-day U.S. Treasury Securities

Source: Bloomberg

STATE STREET RESEARCH GOVERNMENT INCOME FUND

INVESTMENT PORTFOLIO
October 31, 1995

                                        Principal           Maturity        Value
                                         Amount               Date        (Note 1)
------------------------------   ----------------------     ---------   -------------
U.S. Government Securities 79.3%
U.S. Treasury 41.0%
U.S. Treasury Bond, 10.75%             $14,100,000         8/15/2005    $ 18,894,000
U.S. Treasury Bond, 10.375%             16,000,000        11/15/2012      21,517,440
U.S. Treasury Bond, 12.00%              27,150,000         8/15/2013      40,729,344
U.S. Treasury Bond, 9.25%               30,000,000         2/15/2016      39,693,600
U.S. Treasury Bond, 8.125%              18,225,000         8/15/2021      22,040,768
U.S. Treasury Bond, 6.25%               15,050,000         8/15/2023      14,708,967
U.S. Treasury Bond, 7.50%               28,000,000        11/15/2024      31,990,000
U.S. Treasury Note, 9.375%              37,000,000         4/15/1996      37,612,720
U.S. Treasury Note, 8.50%               35,000,000         5/15/1997      36,465,450
U.S. Treasury Note, 6.875%              13,600,000         3/13/2000      14,156,784
U.S. Treasury Note, 7.50%               13,300,000        11/15/2001      14,382,753
U.S. Treasury Note, 6.25%                1,750,000         2/15/2003       1,780,905
U.S. Treasury Note, 5.75%               18,050,000         8/15/2003      17,804,701
                                                                          -----------
                                                                         311,777,432
                                                                          -----------
U.S. Agency Mortgage 36.1%
Federal Home Loan Mortgage
  Corp. Gold, 6.50%                        438,522         2/01/2009         435,234
Federal Home Loan Mortgage
  Corp. Gold, 6.50%                     17,936,952         5/01/2009      17,802,426
Federal Home Loan Mortgage
  Corp. FHA- VA, 9.00%                   7,615,246        12/01/2009       8,013,600
Federal Home Loan Mortgage
  Corp. Gold, 7.50%+                     7,100,000         8/01/2022       7,175,438
Federal Home Loan Mortgage
  Corp. Series 29-H PAC, 6.50%           5,525,000         3/25/2023       5,450,744
Federal Home Loan Mortgage
  Corp. Gold 7.50%                       1,115,638         8/01/2024       1,127,832
Federal Home Loan Mortgage
  Corp. Gold, 7.00%                     20,866,415        12/01/2024      20,703,240
Federal Home Loan Mortgage
  Corp. Gold, 7.50%                     17,241,916         1/01/2025      17,430,371
Federal Housing Administration
  Court Yard Project, 10.75%             6,507,703         8/01/2032       7,286,594
Federal Housing Administration
  East Bay Manor Project,
  10.00%                                 6,784,187         3/01/2033       7,329,043
Federal Housing Administration
  Charles River Project,
  9.625%                               $ 9,510,886        12/01/2033    $  9,995,347
Federal National Mortgage
  Association FHA-VA, 8.00%              5,908,309         4/01/2008       6,113,742
Federal National Mortgage
  Association FHA-VA, 8.00%              7,501,703         6/01/2008       7,762,538
Federal National Mortgage
  Association FHA-VA, 8.50%             10,896,496         2/01/2009      11,591,584
Federal National Mortgage
  Association FHA-VA, 9.00%             18,730,215         5/01/2009      19,813,010
Federal National Mortgage
  Association FHA-VA, 9.00%                643,074         4/01/2016         680,251
Federal National Mortgage
  Association, 7.00%                        47,491         2/01/2024          47,090
Government National Mortgage
  Association, 10.00%                   17,126,253         6/15/2023      18,148,348
Government National Mortgage                               9/15/2009-
  Association, 9.50%                    17,182,471         9/15/2019      18,555,835
Government National Mortgage
  Association, 9.00%                     2,410,002         4/15/2017       2,556,748
Government National Mortgage
  Association, 8.00%                     4,312,000        11/15/2017       4,435,970
Government National Mortgage                               9/15/2021-
  Association, 7.50%                    34,316,380         4/15/2024      34,788,996
Government National Mortgage                               9/15/2025-
  Association, 7.00%                    22,540,124        10/15/2025      22,385,048
Government National Mortgage
  Association, 6.50%                    18,709,570         7/15/2024      18,195,057
Government National Mortgage
  Association, 6.00%+                    3,550,000        12/21/2025       3,553,328
Government National Mortgage
  Association, 5.50%+                    3,775,000        12/21/2025       3,736,070
                                                                          -----------
                                                                         275,113,484
                                                                          -----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GOVERNMENT INCOME FUND

                                        Principal           Maturity        Value
                                         Amount               Date        (Note 1)
------------------------------   ----------------------     ---------   -------------
U.S. Agency 2.2%
Federal Home Loan Mortgage
  Corp., 7.24%                       $    7,700,000        5/15/2002    $  7,857,619
Guaranteed Export Trust Series
  95-A, 6.28%                             9,000,000        6/15/2004       9,009,720
                                                                          -----------
                                                                          16,867,339
                                                                          -----------
Total U.S. Government Securities (Cost $584,606,408)                     603,758,255
                                                                          -----------
OTHER INVESTMENTS 19.0%
Trust Certificates 10.1%
Cooperative Utility Trust
  Certificates, 9.52%                    24,525,000        3/15/2019      27,062,357
Government Backed Trust, Class
  T-2, 9.40%                                511,864       11/15/1996         518,928
Government Backed Trust, Class
  T-3, 9.625%                            10,000,000        5/15/2002      11,031,600
Government Trust Certificates,
  Class 2-D, 9.25%                       11,797,197       11/15/1996      11,895,232
Government Trust Certificates,
  Class 2-E, 9.40%                       24,000,000        5/15/2002      26,513,280
                                                                          -----------
                                                                          77,021,397
                                                                          -----------
Finance/Mortgage 3.9%
Prudential Home Mortgage
  Series 93-29 A-6 PAC, 6.75%            12,064,646        8/25/2008      12,109,889
Prudential Home Mortgage
  Series 93-54 A-21 PAC, 5.50%            5,700,000        1/25/2024       5,520,051
Residential Funding Corp.
  Series 93-S95 A-1 PAC, 6.50%           12,134,107        7/25/2008      12,145,392
                                                                          -----------
                                                                          29,775,332
                                                                          -----------
Foreign Government 5.0%            Australian Dollar
Australian Government, 7.50%             10,200,000        7/15/2005       7,125,005
                                     Canadian Dollar
Canadian Government, 7.50%                3,550,000       12/01/2003       2,652,511
                                        Danish Krone
Kingdom of Denmark, 8.00%                54,650,000        3/15/2006    $ 10,061,831
                                        French Franc
Government of France, 8.50%              22,500,000       11/25/2002       4,993,340
                                       Deutsche Mark
Republic of Germany, 6.625%               5,350,000        7/09/2003       3,862,369
                                        Italian Lira
Republic of Italy, 8.50%              3,190,000,000        4/01/1999       1,862,354
Republic of Italy, 10.00%             1,725,000,000        8/01/2003       1,004,588
                                      Spanish Peseta
Government of Spain, 10.90%             302,500,000        8/30/2003       2,491,278
                                      British Pounds
United Kingdom Treasury Stock,
  8.00%                                   2,175,000        6/10/2003       3,474,195
                                                                          -----------
                                                                          37,527,471
                                                                          -----------
Total Other Investments (Cost $140,405,586)                              144,324,200
                                                                          -----------
SHORT-TERM OBLIGATIONS 2.5%
Federal Home Loan Bank, 5.796%          $19,220,000       11/01/1995      19,220,000
                                                                          -----------
Total Short-Term Obligations (Cost $19,220,000)                           19,220,000
                                                                          -----------
Total Investments (Cost $744,231,994)--100.8%                            767,302,455
Cash and Other Assets, Less Liabilities--(0.8)%                           (6,280,916)
                                                                          -----------
Net Assets--100.0%                                                      $761,021,539
                                                                          ===========
Federal Income Tax Information:
At October 31, 1995, the net unrealized appreciation of investments based on cost for Federal income tax purposes of $744,828,574 was as follows:
Aggregate gross unrealized appreciation for all investments in which
  there is an excess of value over tax cost                             $ 26,986,132
Aggregate gross unrealized depreciation for all investments in which
  there is an excess of tax cost over value                               (4,512,251)
                                                                          -----------
                                                                        $ 22,473,881
                                                                          ===========

+Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized and may vary by no more than 2%.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GOVERNMENT INCOME FUND

Forward currency exchange contracts outstanding at October 31, 1995 are as follows:

                                                                                      Unrealized
                                                                        Contract     Appreciation
                                                   Total Value           Price     (Depreciation)    Delivery Date
--------------------------------------------    ------------------    ------------    -----------   --------------
Sell Australian dollars, buy U.S. dollars          6,796,676  AUD     .73840  AUD     $  (154,515)      11/16/95
Sell Australian dollars, buy U.S. dollars          1,881,123  AUD     .73790  AUD         (43,700)      11/16/95
Sell British pounds, buy U.S. dollars                666,000  GBP    1.57435  GBP          (4,040)      11/16/95
Sell British pounds, buy U.S. dollars              2,169,200  GBP    1.53300  GBP        (102,854)      11/16/95
Sell Canadian dollars, buy U.S. dollars            2,842,700  CAD     .73330  CAD         (32,292)      11/16/95
Sell Canadian dollars, buy U.S. dollars              767,477  CAD     .73551  CAD          (8,285)      11/16/95
Sell Danish krone, buy U.S. dollars               53,141,300  DKK     .17960  DKK        (183,131)      11/16/95
Sell Danish krone, buy U.S. dollars                2,250,000  DKK     .17319  DKK         (22,171)      11/16/95
Sell Danish krone, buy U.S. dollars                9,707,000  DKK     .18299  DKK          (1,255)       1/24/96
Sell U.S. dollars, buy Deutsche marks              3,408,000  DEM     .67916  DEM         108,520       11/16/95
Sell Deutsche marks, buy U.S. dollars             10,188,300  DEM     .67476  DEM        (369,245)      11/16/95
Sell French franc, buy U.S. dollars               10,570,600  FRF     .20173  FRF         (25,899)       1/24/96
Sell French franc, buy U.S. dollars               18,207,300  FRF     .20138  FRF         (51,044)       1/24/96
Sell Italian lira, buy U.S. dollars              330,068,280  ITL     .00062  ITL          (3,035)      11/16/95
Sell Italian lira, buy U.S. dollars            2,826,207,065  ITL     .00062  ITL         (24,853)       5/16/95
Sell Italian lira, buy U.S. dollars            1,724,000,000  ITL     .00061  ITL         (22,304)      11/16/95
Sell Spanish peseta, buy U.S. dollars            180,000,000  ESP     .00809  ESP         (16,225)      11/16/95
Sell Spanish peseta, buy U.S. dollars             21,900,000  ESP     .00785  ESP          (7,298)      11/16/95
Sell Spanish peseta, buy U.S. dollars            138,900,000  ESP     .00789  ESP         (40,526)      11/16/95
                                                                                        ---------
                                                                                      $(1,004,152)
                                                                                        =========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GOVERNMENT INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995

Assets
Investments, at value (Cost $744,231,994) (Note 1)        $767,302,455
Cash                                                             4,205
Receivable for securities sold                              17,708,319
Interest receivable                                         12,253,543
Receivable for fund shares sold                              1,382,125
Receivable for open forward contracts                          108,520
Other assets                                                   164,502
                                                            -----------
                                                           798,923,669
Liabilities
Payable for securities purchased                            31,718,457
Dividends payable                                            2,500,882
Payable for fund shares redeemed                             1,432,857
Payable for open forward contracts                           1,112,672
Accrued management fee (Note 2)                                420,266
Accrued transfer agent and shareholder services (Note
  2)                                                           338,723
Accrued distribution fee (Note 3)                              223,967
Accrued trustees' fees (Note 2)                                  7,984
Other accrued expenses                                         146,322
                                                            -----------
                                                            37,902,130
                                                            -----------
Net Assets                                                $761,021,539
Net Assets consist of:                                      ===========

 Undistributed net investment income                      $  2,696,356
 Unrealized appreciation of investments                     23,070,461
 Unrealized depreciation of forward contracts and
   foreign currency                                           (993,266)
 Accumulated net realized loss                            (114,552,578)
 Shares of beneficial interest                             850,800,566
                                                           --------------
                                                          $761,021,539
                                                           ==============
Net Asset Value and redemption price per share of
  Class A shares ($655,044,825 / 52,079,516 shares of
  beneficial interest)                                          $12.58
                                                           ==============
Maximum Offering Price per share of Class A shares
  ($12.58 / .955)                                               $13.17
                                                           ==============
Net Asset Value and offering price per share of
  Class B shares ($87,908,060 / 7,002,674 shares
  of beneficial interest)*                                      $12.55
                                                           ==============
Net Asset Value, offering price and redemption price
  per share of Class C shares ($5,036,051 / 400,569
  shares of beneficial interest)                                $12.57
                                                           ==============
Net Asset Value and offering price per share of
  Class D shares ($13,032,603 / 1,037,903 shares
  of beneficial interest)*                                      $12.56
                                                           ==============
*Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 1995

Investment Income
Interest, net of foreign taxes of $53,645                     $56,714,977
Expenses
Management fee (Note 2)                                         4,651,813
Transfer agent and shareholder services (Note 2)                  808,547
Custodian fee                                                     249,313
Reports to shareholders                                           150,140
Distribution fee--Class A (Note 3)                              1,586,840
Distribution fee--Class B (Note 3)                                660,554
Distribution fee--Class D (Note 3)                                124,193
Legal fees                                                         72,974
Registration fees                                                  69,657
Audit fee                                                          42,757
Trustees' fees (Note 2)                                            20,305
Miscellaneous                                                      51,654
                                                                ----------
                                                                8,488,747
                                                                ----------
Net investment income                                          48,226,230
                                                                ----------

Realized and Unrealized Gain (Loss) on Investments, Forward
  Contracts and
  Foreign Currency
Net realized gain on investments (Notes 1 and 4)                2,544,407
Net realized gain on forward contracts and foreign currency
  (Note 1)                                                         39,585
                                                                 ---------
 Total net realized gain                                        2,583,992
                                                                 ---------
Net unrealized appreciation of investments (Note 5)            48,343,731
Net unrealized depreciation of forward contracts and
  foreign currency                                               (342,460)
                                                                 ---------
 Total net unrealized appreciation                             48,001,271
                                                                 ---------
Net gain on investments, forward contracts and foreign
  currency                                                     50,585,263
                                                                 ---------
Net increase in net assets resulting from operations          $98,811,493
                                                                 =========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GOVERNMENT INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

                                            Year ended October 31
                                        -----------------------------
                                            1995            1994
------------------------------------     -----------   --------------
Increase (Decrease) in Net Assets
Operations:
Net investment income                  $ 48,226,230     $ 52,606,976
Net realized gain (loss) on
  investments, forward contracts and
  foreign currency*                       2,583,992      (21,739,334)
Net unrealized appreciation
  (depreciation) of investments,
  forward contracts and foreign
  currency                               48,001,271      (61,623,124)
                                          ---------      ------------
Net increase (decrease) resulting
  from operations                        98,811,493      (30,755,482)
                                          ---------      ------------
Dividends from net investment
  income:
 Class A                                (42,302,801)     (48,427,740)
 Class B                                 (3,875,565)      (2,547,889)
 Class C                                   (166,657)         (10,996)
 Class D                                   (735,022)        (791,104)
                                          ---------      ------------
                                        (47,080,045)     (51,777,729)
                                          ---------      ------------
Net increase (decrease) from fund
  share transactions (Note 6)             4,925,189     (120,373,081)
                                          ---------      ------------
Total increase (decrease) in net
  assets                                 56,656,637     (202,906,292)
Net Assets
Beginning of year                       704,364,902      907,271,194
                                          ---------      ------------
End of year (including undistributed
  (overdistributed) net investment
  income of $2,696,356 and
  $(2,120,412), respectively)          $761,021,539     $704,364,902
                                          =========      ============
*Net realized gain (loss) for
  Federal income tax purposes (Note
  1)                                   $  2,398,429     $(17,196,293)
                                          =========      ============

NOTES TO FINANCIAL STATEMENTS
October 31, 1995

Note 1

State Street Research Government Income Fund (the "Fund") is a series of MetLife-State Street Financial Trust (the "Trust"), which was organized as a Massachusetts business trust in November, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in March, 1987. The Trust consists presently of four separate funds: State Street Research Government Income Fund, State Street Research Strategic Portfolios: Moderate, State Street Research Strategic Portfolios: Conservative and State Street Research Strategic Portfolios: Aggressive.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and annual service fees of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Securities for which there is no such valuation, if any, are valued at their fair value as determined in accordance with established methods consistently applied. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GOVERNMENT INCOME FUND

C. Net Investment Income

Net investment income is determined daily and consists of interest accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Accretion of discount is computed under the effective yield method. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends are declared daily based upon projected net investment income and are paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions and paydown gains and losses.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, if any, within the prescribed time periods. At October 31, 1995, the Fund had a capital loss carryforward of $111,857,131 available, to the extent provided in regulations, to offset future capital gains, if any, of which $29,348,263, $46,959,196, $18,353,379 and $17,196,293 expires on
October 31, 1996, 1997, 1998 and 2002, respectively. The Fund had a capital loss carryforward of $43,841,365 expire on October 31, 1995. In addition, as part of the transaction described in Note 5, the Fund acquired from MetLife-State Street Research Government Securities Fund a capital loss carryforward of $5,158,867, of which $3,074,207 and $2,084,660 expires on October 31, 2001 and 2002, respectively. The Fund's use of such capital loss carryforward may be limited under current tax laws.

F. Forward Contracts and Foreign Currencies

The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended October 31, 1995, the fees pursuant to such agreement amounted to $4,651,813.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended October 31, 1995, the amount of such expenses was $316,733.

The fees of the Trustees not currently affiliated with the Adviser amounted to $20,305 during the year ended October 31, 1995.

Note 3

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal service and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended October 31, 1995, fees pursuant to such plan amounted to $1,586,840, $660,554 and $124,193 for Class A, Class B and Class D shares, respectively.

The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $70,689 and $389,958, respectively, on sales of Class A shares of the Fund during the year ended October 31, 1995, and that MetLife Securities, Inc. earned commissions aggregating $423,866 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges aggregating $180, $262,267 and $1,189 on redemptions of Class A, Class B and Class D shares, respectively, during the same period.

STATE STREET RESEARCH GOVERNMENT INCOME FUND

Note 4

For the year ended October 31, 1995, purchases and sales of securities, exclusive of short-term obligations, aggregated $742,242,105 and $811,046,971 (including $676,644,494 and $700,199,072 of U.S. Government obligations), respectively.

Note 5

On May 12, 1995, the Fund acquired the assets and liabilities of MetLife-State Street Research Government Securities Fund (the "Acquired Fund") in exchange for shares of each class of the Fund. The transaction was approved by shareholders at a meeting held on April 21, 1995. The acquisition was accounted for as a tax-free exchange of 6,442,754 Class A shares, 1,176,814 Class B shares, 17,825 Class C shares and 135,101 Class D shares of the Fund for the net assets of the Acquired Fund which amounted to $79,091,815, $14,418,139, $218,555 and $1,655,231 for Class A, Class B, Class
C and Class D shares, respectively. The net assets of the Acquired Fund included $2,075,111 of unrealized appreciation at the close of business on May 12, 1995. The net assets of the Fund immediately after the acquisition were $769,912,156.

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At October 31, 1995, the Distributor owned 12,241 Class A shares of the Fund.

Share transactions were as follows:

                                                            Year ended October 31
                                         -----------------------------------------------------------
                                                     1995                           1994
                                          ---------------------------   ----------------------------
Class A                                    Shares          Amount         Shares          Amount
-------------------------------------     -----------    ------------    -----------   -------------
Shares sold                                8,692,870   $ 106,770,703      6,170,905    $  77,734,621
Issued upon reinvestment of dividends      1,902,247      23,135,012      2,186,349       26,807,047
Shares repurchased                       (13,184,315)   (159,163,704)   (20,893,367)    (258,154,243)
                                           ---------      ----------      ---------      -----------
Net decrease                              (2,589,198)  $ (29,257,989)   (12,536,113)   $(153,612,575)
                                           =========      ==========      =========      ===========
Class B                                   Shares         Amount          Shares         Amount
-------------------------------------      ---------      ----------      ---------      -----------
Shares sold                                3,527,941   $  42,934,470      3,319,858    $  41,105,768
Issued upon reinvestment of dividends        209,008       2,591,060        132,376        1,596,624
Shares repurchased                        (1,222,045)    (14,751,417)    (1,023,504)     (12,418,423)
                                           ---------      ----------      ---------      -----------
Net increase                               2,514,904   $  30,774,113      2,428,730    $  30,283,969
                                           =========      ==========      =========      ===========
Class C                                   Shares         Amount          Shares         Amount
-------------------------------------      ---------      ----------      ---------      -----------
Shares sold                                  435,479   $   5,346,473         21,778    $     271,759
Issued upon reinvestment of dividends         12,362         153,460            642            7,829
Shares repurchased                           (64,617)       (809,530)        (7,886)         (96,943)
                                           ---------      ----------      ---------      -----------
Net increase                                 383,224   $   4,690,403         14,534    $     182,645
                                           =========      ==========      =========      ===========
Class D                                   Shares         Amount          Shares         Amount
-------------------------------------      ---------      ----------      ---------      -----------
Shares sold                                  433,690   $   5,281,361        763,127    $   9,504,246
Issued upon reinvestment of dividends         43,377         526,125         47,389          577,618
Shares repurchased                          (590,308)     (7,088,824)      (596,772)      (7,308,984)
                                           ---------      ----------      ---------      -----------
Net increase (decrease)                     (113,241)  $  (1,281,338)       213,744    $   2,772,880
                                           =========      ==========      =========      ===========

STATE STREET RESEARCH GOVERNMENT INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year.

                                                             Class A                                         Class B
                                        ----------------------------------------     -----------------------------------------------
                                                                                                                     June 1, 1993
                                                                                                                   (Commencement
                                                                                                                     Share Class
                                                      Year ended October 31            Year ended October 31        Designations)
                                        ----------------------------------------    ----------------------------   October 31, 1993
                                         1995*     1994*       1993       1992       1991      1995*     1994*
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year    $  11.68   $  12.92   $  12.38   $  12.14   $  11.28   $ 11.66    $ 12.91        $ 12.67
Net investment income                      .83        .81        .84        .90        .93       .73        .72            .30
Net realized and unrealized gain
  (loss) on investments, forward
  contracts and foreign currency           .88      (1.26)       .56        .26        .84       .87      (1.27)           .24
Dividends from net investment
  income                                  (.81)      (.79)      (.84)      (.91)      (.91)     (.71)      (.70)          (.30)
Distributions from net realized
  gains                                     --         --       (.02)      (.01)        --        --         --             --
                                         -----      -----      -----      -----      -----      ----      -----       --------------
Net asset value, end of year          $  12.58   $  11.68   $  12.92   $  12.38   $  12.14   $ 12.55    $ 11.66        $ 12.91
                                         =====      =====      =====      =====      =====      ====      =====       ==============
Total return                             15.07%+    (3.58)%+   11.63%+     9.86%+    16.25%+   14.15%+    (4.38)%+        4.32%+++
Net assets at end of year (000s)      $655,045   $638,418   $868,556   $798,705   $762,517   $87,908    $52,319        $26,578
Ratio of operating expenses to
  average net assets                      1.10%      1.07%      1.05%      1.05%      1.05%     1.85%      1.82%          1.81%++

Ratio of net investment income to
  average net assets                      6.83%      6.54%      6.59%      7.25%      7.98%     6.01%      5.86%          5.67%++

Portfolio turnover rate                 105.57%    134.41%    103.49%     97.33%     29.20%   105.57%    134.41%        103.49%


                                                         Class C                                        Class D
                                          --------------------------------------    ------------------------------------------------
                                                                  June 1, 1993                                 June 1, 1993
                                              Year ended        (Commencement of                            (Commencement of
                                              October 31          Share Class      Year ended October 31         Share Class
                                           -----------------    Designations) to   ---------------------     Designations) to
                                           1995*     1994*      October 31, 1993     1995*        1994*      October 31, 1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year        $11.67     $12.92          $12.67          $11.66       $12.91           $12.67
Net investment income                        .90        .84             .19             .74          .72              .30
Net realized and unrealized gain
  (loss) on investments, forward
  contracts and foreign currency             .84      (1.27)            .42             .87        (1.27)             .24
Dividends from net investment income        (.84)      (.82)           (.36)           (.71)        (.70)            (.30)
                                            ----      -----     ---------------      -------     -------      -----------------
Net asset value, end of year              $12.57     $11.67          $12.92          $12.56       $11.66           $12.91
                                            ====      =====     ===============      =======     =======      =================
Total return                               15.37%+    (3.42)%+         4.82%+++       14.24%+      (4.38)%+          4.32%+++
Net assets at end of year (000s)          $5,036       $203             $36         $13,033      $13,425          $12,101
Ratio of operating expenses to average
  net assets                                0.85%      0.82%           0.80%++         1.85%        1.82%            1.88%++
Ratio of net investment income to
  average net assets                        6.79%      8.01%           6.59%++         6.08%        5.84%            5.59%++
Portfolio turnover rate                   105.57%    134.41%         103.49%         105.57%      134.41%          103.49%

  ++ Annualized.
  + Total return figures do not reflect any front-end or contingent deferred sales charges.
  +++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges.
  *  Per-share figures have been calculated using the average shares method.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of MetLife-State Street
Financial Trust and the Shareholders of
State Street Research Government Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Government Income Fund (a series of MetLife-State Street Financial Trust, hereafter referred to as the "Trust") at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December 8, 1995

STATE STREET RESEARCH GOVERNMENT INCOME FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

In late 1994, after nine months of rising rates, we began to position the Fund for stable or declining rates. We added longer-duration securities and U.S. Treasury bonds, both of which tend to enjoy strong performance when rates decline. This decision helped provide strong performance for the Fund.

On October 31, 1995, 41% of the portfolio was invested in U.S. Treasuries, and 38% in mortgage securities (2% in non-U.S. Agency mortgages).

The Fund's position in European government bonds also performed well, benefiting from a stronger U.S. dollar and falling interest rates overseas. Our foreign holdings were "hedged" to protect the Fund from changes in foreign currency exchange rates.

The Merrill Lynch Government Master Index and the Merrill Lynch Blended Index are indicators of overall U.S. bond market performance. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only. All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Investments in the Fund are not insured or guaranteed by the U.S. government or any other entity. Performance includes periods prior to the adoption of class designations. Performance reflects up to maximum 4.5% front-end or 5% contingent deferred sales charges. Performance for "B" and "D" shares prior to class designations in 1993 reflects annual 12b-1 fees of .25%, and performance thereafter reflects 12b-1 fees of 1%, which will reduce subsequent performance.

Comparison Of Change In Value Of A $10,000
Investment In Government Income Fund,
The Merrill Lynch Blended Index and
The Merrill Lynch Government Master Index

[Line graph]

Class A Shares

            Average Annual Total Return
     1 Year           5 Years        Life of Fund
     +9.89%            +8.60%           +7.67%

          Gov't Income Fund   ML Blended Index    ML Gov't Master Index
3/23/87         9550               10000               10000
10/31/87        9408                9935                9849
10/31/88       10328               11045               10807
10/31/89       11321               12316               12106
10/31/90       11948               13154               12825
10/31/91       13890               15171               14703
10/31/92       15259               16660               16223
10/31/93       17034               18553               18333
10/31/94       16424               17933               17539
10/31/95       18899               20669               20242

[Line graph]

Class B Shares

            Average Annual Total Return
     1 Year           5 Years        Life of Fund
     +9.15%            +8.88%           +7.99%

          Gov't Income Fund   ML Blended Index    ML Gov't Master Index
3/87              10000               10000               10000
10/87              9852                9935                9849
10/88             10814               11045               10807
10/89             11855               12316               12106
10/90             12511               13154               12825
10/91             14544               15171               14703
10/92             15978               16660               16223
10/93             17770               18553               18333
10/94             16992               17933               17539
10/95             19397               20669               20242

[Line graph]

Class C Shares

            Average Annual Total Return
     1 Year           5 Years        Life of Fund
    +15.37%            +9.72%           +8.31%

          Gov't Income Fund   ML Blended Index    ML Gov't Master Index
3/87           10000               10000               10000
10/87           9852                9935                9849
10/88          10814               11045               10807
10/89          11855               12316               12106
10/90          12511               13154               12825
10/91          14544               15171               14703
10/92          15978               16660               16223
10/93          17855               18553               18333
10/94          17244               17933               17539
10/95          19894               20669               20242


[Line graph]

Class D Shares


            Average Annual Total Return
     1 Year           5 Years        Life of Fund
    +13.24%            +9.18%           +8.00%

          Gov't Income Fund   ML Blended Index    ML Gov't Master Index
3/87           10000               10000               10000
10/87           9852                9935                9849
10/88          10814               11045               10807
10/89          11855               12316               12106
10/90          12511               13154               12825
10/91          14544               15171               14703
10/92          15978               16660               16223
10/93          17770               18553               18333
10/94          16992               17933               17539
10/95          19411               20669               20242


[legend graphic]

Government Income Fund
ML Government Master Index
ML Blended Index

STATE STREET RESEARCH GOVERNMENT INCOME FUND

REPORT ON SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of the State Street Research Government Income Fund ("Meeting") was held on April 21, 1995. The results of the Meeting are set forth below.

                                     Votes (millions)
                             -------------------------------
                              For      Against      Abstain
                              ---      ------      --------
The Agreement and Plan of
Reorganization and
Liquidation providing
for the transfer of the
assets (subject to its
liabilities) of the
MetLife-State Street
Research Government
Securities Fund to the
State Street Research
Government Income Fund
was approved.                 26.2       1.6          2.3

STATE STREET RESEARCH GOVERNMENT INCOME FUND

FUND INFORMATION, OFFICERS AND TRUSTEES OF METLIFE-STATE STREET FINANCIAL
TRUST

Fund Information

State Street Research
Government Income Fund
One Financial Center
Boston, MA 02111

Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Shareholder Services
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Goodwin, Procter & Hoar
Exchange Place
Boston, MA 02109

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer

John H. Kallis
Vice President

Thomas A. Shively
Vice President

Michael R. Yogg
Vice President

Gerard P. Maus
Treasurer

Joseph W. Canavan
Assistant Treasurer

Douglas A. Romich
Assistant Treasurer

Francis J. McNamara, III
Secretary and General Counsel

Darman A. Wing
Assistant Secretary and
Assistant General Counsel

Amy L. Simmons
Assistant Secretary

Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company

Edward M. Lamont
Formerly in banking (Morgan
Guaranty Trust Company of New
York); presently engaged in
private investments and civic
affairs

Robert A. Lawrence
Partner, Saltonstall & Co.

Dean O. Morton
Retired; formerly Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company

Thomas L. Phillips
Retired; formerly Chairman of
the Board and Chief Executive
Officer, Raytheon Company

Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School
of Management, Massachusetts
Institute of Technology

Jeptha H. Wade
Retired; formerly Of Counsel,
Choate, Hall & Stewart

[Back cover]

State Street Research Government Income Fund
One Financial Center
Boston, MA 02111

[Indicia]
Bulk Rate
U.S. Postage
PAID
Brockton, MA
Permit No. 600

Questions? Comments?
Call us at 1-800-562-0032,
or write us at:
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408

[logo-State Street Research]

This report is prepared for the general information of current shareholders only.
It is not authorized for use as sales material with prospective investors.

CONTROL NUMBER: 2850-951221(0197)SSR-LD

Cover Illustration by Dorothy Cullinan

G1-109E-1295

[Front cover]

[State Street Research logo]

State Street Research
Strategic Portfolios: Moderate

Annual Report
October 31, 1995

[Graphic - man pointing at stars]

What's Inside

From the Chairman:
The markets reward
investors

Portfolio Manager's Review:
Solid performance from
stocks and bonds

Fund Information:
Facts and figures

Plus, Complete Portfolio Holdings
and Financial Statements

[Back cover]

State Street Research Strategic Portfolios: Moderate
One Financial Center
Boston, MA 02111

[Indecia]
Bulk Rate
U.S. Postage
PAID
Brockton, MA
Permit No. 600

Questions? Comments?
Call us at 1-800-562-0032,
or write us at:
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408

[logo-State Street Research]

This report is prepared for the general information of current shareholders only.
It is not authorized for use as sales material with prospective investors.

CONTROL NUMBER: 2848-951221(0197)SSR-LD

Cover Illustration by Dorothy Cullinan

SP-124E-1295


FROM THE CHAIRMAN

[photo: Ralph F. Verni]

To Our Shareholders:

The markets continue to reward investors. U.S. stocks, U.S. bonds and overseas bonds have all enjoyed stellar returns over the past year. International stocks have been disappointing, as a result of weaker overseas economies.

For the twelve months ended October 31, 1995, the Standard & Poor's 500 Index, a common measure of U.S. stock market performance, provided a total return of +26.41%.(1) The Lehman Brothers Government/Corporate Bond Index provided a gain of +16.16% over the same time period--a very strong return for bonds.(1)

The benefits of long-term investing

The past 12 months clearly demonstrated the benefits of investing for the long term. One year ago, your Fund's annual report contained little in the way of good news. Interest rates had risen and the stock and bond markets had dropped sharply. Yet investors who remained true to their long-term strategy remained invested and were able to enjoy the benefits of a much more positive year in 1995.

Have you reviewed your portfolio?

The new year can be a good time to review your portfolio--especially after a year of such strong market performance. Are you fully diversified--invested in stock, bond and international funds? Diversification can be a successful way to reduce the risk in your investment portfolio. Did your asset allocation change because of 1995's market performance? Your investment representative can help you answer these important questions.

Thank you for investing with State Street Research.

Sincerely,

/s/ Ralph F. Verni

Ralph F. Verni
Chairman
November 30, 1995

(1) The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The Lehman Brothers Government/Corporate Bond Index is a commonly used index of bond market performance. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.

(2) All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends.

(3) "C" shares, offered without a sales charge, are available only to certain employee benefit plans and institutions.

Fund Information (all data are for periods ended October 31, 1995, except where noted)

SEC Average Annual Compound Rates
of Return for periods ended 9/30/95

(at maximum applicable sales charge)2,3

            Life of Fund
               (since
              9/28/93)         1 year
Class C         +7.08%/+6.54%  +17.10%/+16.49%

Average Annual Compound Rates
of Return for periods ended 10/31/95

(at maximum applicable sales charge)2,3)

            Life of Fund
               (since
              9/28/93)         1 year
Class C         +6.19%/+5.55%  +15.24%/+14.40%

Cumulative Total Returns
for periods ended 10/31/95

(do not reflect sales charge)2

            Life of Fund
               (since
              9/28/93)         1 year
Class C        +13.40%/+11.97% +15.24%/+14.40%

(Graphic - Pie Chart)
Asset Allocation
(by percentage of net assets)

Equities 51% Bonds 44% Cash 5%
(End Pie Chart)

Performance results for the Fund are increased by the Distributor's voluntary reduction of Fund fees and expenses. In the above charts, the first figure reflects expense reduction; the second shows what results would have been without subsidization.

PORTFOLIO MANAGER'S REVIEW

[photo: Michael R. Yogg]

    Michael R. Yogg
   Portfolio Manager

State Street Research Strategic Portfolios: Moderate came out of the unfriendly investing environment of 1994 and turned in solid returns for the year ended October 31, 1995. Still, the Fund underperformed its peer group, as some areas of the portfolio didn't fulfill management's expectations. For the 12 months ended October 31, 1995, Class C shares of the Fund provided a total return of +15.24% (does not reflect sales charge). Lipper Analytical Services' Balanced Funds category provided an average total return of +17.98% over the same time period (does not reflect sales charge).

When considering the Fund's returns, you need to remember its investment objective of capital appreciation, current income, and preservation of capital, all with reasonable investment risk. We remain widely diversified in stocks and bonds to achieve this objective, and this can sometimes result in more moderate returns.

Asset-allocation adjustments

In November 1994, we shifted 6% of the portfolio from stocks to bonds. In July 1995, after bonds had rallied for several months, we moved approximately 5% of the portfolio from bonds to stocks.

Stock holdings

Overall, the past year proved to be an exceptionally good one for stocks. Value stocks and large-cap growth stocks made up the largest parts of our equity holdings. Large-cap growth stocks performed well for us; valuestocks less so, as growth stocks led the market. International equities, although not too heavily weighted, came on strong after a slow start at the beginning of the Fund's year. Small-cap growth stocks underperformed for most of the period and had a negative, though limited, impact on performance.

Bond holdings

This was also an excellent year for bonds, although the Fund's fixed-income component could not keep pace with our stock holdings. In 1995, slowing economies both here and overseas, low inflation, and declining interest rates helped create a very favorable environment for bond investing. In keeping with our emphasis on moderate risk, we held our largest position in high-grade bonds and benefited from their strong performance. Our holdings in high-yield and international bonds performed below their benchmarks. They represented a much smaller percentage of the bond portion and did not hurt overall performance a great deal.

Current strategy

As of October 31, 1995, we held 51% of the Fund's assets in equities, 44% in fixed-income securities and 5% in cash. Our largest holdings in the equity portion remained large-cap growth and value stocks. We continued to maintain smaller positions in small-cap growth and international stocks. High-grade bonds dominated our fixed-income holdings, with smaller holdings in high-yield and international bonds. We believe the investment outlook is generally positive, given an environment of moderate growth with low inflation and low interest rates.

Top 5 Equity Industries
(by percentage of net assets)

Oil 3.4%
Computer software and service   3.2%
Chemical  3.2%
Retail  3.1%
Electronic equipment  3.1%
Total net assets:  16.0%

Best and Worst Contributors to Performance

(November 1, 1994 through October 31, 1995)

Best [arrow up]

Computervision
  Strong profit gains for software company

Boeing
  Benefited from airlines' plans to increase capital spending

Lear Seating
  Strong performance for this automotive supplier

Worst [arrow down]

Penn Traffic
  Grocery retailer hurt by price wars

Syncronys Softcorp
  Software developer had disappointing new product performance

Kalon Group
  Slowing world economy hurt chemical company's performance

State Street Research Strategic Portfolios: Moderate

Investment Portfolio
October 31, 1995

                                                               Value
                                              Shares          (Note 1)
-----------------------------------------     ---------   ----------------
EQUITY SECURITIES 51.0%
Basic Industries 9.1%
Chemical 3.2%
Atlantic Richfield Co.                          6,200        $  138,725
Cambrex Corp.                                     800            30,500
Ciba-Geigy AG ADR*                              2,900           125,570
Cytec Industries, Inc.                          3,500           191,625
FMC Corp.*                                      2,000           143,250
L'Air Liquide*                                    500            83,843
Mallinckrodt Group, Inc.                          700            24,325
Monsanto Co.                                    1,500           157,125
Potash Corp. of Saskatchewan Inc.               1,500           104,437
Rohm & Haas Co.                                 4,900           270,725
                                                           --------------
                                                              1,270,125
                                                           --------------
Diversified 1.0%
Cardo AB*                                      10,100           156,658
Johnson Controls, Inc.                          1,300            75,725
Mark IV Industries, Inc.                        3,545            69,127
Nippon Electric Glass Co. Ltd.*                 4,000            73,904
U.S. Industries, Inc.*                            125             1,875
                                                           --------------
                                                                377,289
                                                           --------------
Electrical Equipment 0.5%
General Electric Co.                            1,900           120,175
Philips Electronic NV                           2,400            92,700
                                                           --------------
                                                                212,875
                                                           --------------
Forest Product 0.6%
Aracruz Celulose ADR                            8,500            76,500
Champion International Corp.                    1,800            96,300
Crown Vantage, Inc.*                              110             2,186
Nippon Paper Industries Co.*                   10,000            68,723
                                                           --------------
                                                                243,709
                                                           --------------
Machinery 2.1%
Cincinnati Milacron, Inc.                       4,100           105,575
Elsag Bailey Process Automation NV*             3,100            84,475
Fluor Corp.                                     1,400            79,100
Harnischfeger Industries, Inc.                    500            15,750
Kajima Corp.*                                   7,000            64,597
Linde AG*                                         255           156,703
Millipore Corp.                                 1,800            63,675
Minebea Co. Ltd.*                              10,000            81,138
Pall Corp.                                      3,800            92,625
Sundstrand Corp.                                1,500            91,875
Terex Corp. Rts.                                  150                45
                                                           --------------
                                                                835,558
                                                           --------------
Metal & Mining 1.7%
Alumax, Inc.*                                   4,100        $  120,950
Bohler Uddeholm*                                1,400            98,692
Cyprus Amax Minerals Co.                        2,900            75,763
RTZ Corp. PLC*                                  8,500           117,723
Reynolds Metals Co.                             1,900            95,712
SGL Carbon AG*                                  2,600           170,489
                                                           --------------
                                                                679,329
                                                           --------------
Total Basic Industries                                        3,618,885
                                                           --------------
Consumer Cyclical 8.5%
Airline 0.1%
Midwest Express Holdings, Inc.*                   800           20,100
                                                           --------------

Automotive 2.1%
Cooper Tire & Rubber Co.                        1,700            39,313
Douglas & Lomason Co.                           1,100            12,100
Exide Corp.                                     4,100           179,887
Federal-Mogul Corp.                             7,100           126,913
Ford Motor Co.                                  3,800           109,250
Lear Seating Corp.*                            10,600           294,150
Michelin Cl. B*                                 1,500            60,581
                                                           --------------
                                                                822,194
                                                           --------------
Building 0.5%
Fleetwood Enterprises, Inc.                     2,300            47,150
Lafarge Corp.                                   2,700            47,250
Owens-Corning Fiberglas Corp.*                  2,300            97,463
                                                           --------------
                                                                191,863
                                                           --------------
Hotel & Restaurant 0.9%
Au Bon Pain Co., Inc.*                          1,100             8,388
Circus Circus Enterprises, Inc.*                2,500            66,562
Darden Restaurants, Inc.*                       2,700            30,713
Harrah's Entertainment, Inc.*                   4,350           107,662
Main Street and Main, Inc.*                     2,400             9,000
Mirage Resorts, Inc.*                           2,300            75,325
Motels of America, Inc.*++                         75             5,625
Outback Steakhouse, Inc.*                         700            21,963
Primadonna Resorts, Inc.*                         900            14,062
Station Casinos, Inc.*                          2,500            32,500
Studio Plus Hotels, Inc.*                         300             5,850
                                                           --------------
                                                                377,650
                                                           --------------
Recreation 1.5%
Argyle Television, Inc. Series A*                 800            13,600
Boomtown, Inc. Wts.*                               85                34
Capital Cities/ABC, Inc.                          400            47,450
Comcast Corp. Cl. A                             2,400            42,600
Comcast Corp. Cl. A Special                     1,000            17,875
Walt Disney Co.                                 1,800           103,725

The accompanying notes are an integral part of the financial statements.

State Street Research Strategic Portfolios: Moderate

                                                               Value
                                              Shares          (Note 1)
-----------------------------------------     ---------   ----------------
Recreation (cont'd)
Emmis Broadcasting Corp. Cl. A *                  500        $   13,250
Gaylord Entertainment Co. Cl. A                 1,260            32,445
Infinity Broadcasting Corp. Cl. A*              1,900            61,750
Mattel Inc.                                     2,550            73,312
Renaissance Communications Corp.*               1,650            36,919
Sodak Gaming, Inc.*                               300             5,475
Time Warner, Inc.                               1,700            62,050
Time Warner Financing Trust                     2,000            64,000
Viacom, Inc. Cl. B*                               700            35,000
                                                           --------------
                                                                609,485
                                                           --------------
Retail Trade 3.1%
Department 56, Inc.*                            1,000            45,375
Federated Department Stores, Inc.*              8,600           218,225
Grand Union Co.*                                1,326            14,255
Gymboree Corp.*                                 1,900            42,987
Home Depot, Inc.                                3,300           122,925
Intimate Brands, Inc. Cl. A*                      700            11,725
May Department Stores Co.                       1,400            54,950
Office Depot, Inc.*                             2,500            71,563
J.C. Penney, Inc.                               1,000            42,125
Tandy Corp.                                     2,700           133,312
Toys 'R Us, Inc.*                               3,300            72,188
Viking Office Products, Inc.*                     900            40,050
Vons Cos., Inc.*                                  300             7,612
Wal-Mart Stores, Inc.                           6,000           129,750
Woolworth Corp.                                15,400           225,225
                                                           --------------
                                                              1,232,267
                                                           --------------
Textile & Apparel 0.3%
Authentic Fitness Corp.                         2,200            45,100
Norton McNaughton, Inc.*                        1,500            29,625
Warnaco Group, Inc. Cl. A                       1,700            39,525
                                                           --------------
                                                                114,250
                                                           --------------
Total Consumer Cyclical                                       3,367,809
                                                           --------------
Consumer Staple 8.6%
Business Service 1.3%
ADT Ltd.*                                      11,000           154,000
American Oncology Resources, Inc.*                200             6,950
Computer Horizons Corp.*                        1,100            28,600
Eltron International Inc.*                        800            26,000
First Data Corp.                                2,000           132,250
Global DirectMail Corp.*                        2,200            59,950
Integrated System, Inc.*                          600            21,000
Personnel Group of America, Inc.*               2,600            33,800
Premenos Technologies, Corp.*                     800            31,400
Syncronys Softcorp*                               700             5,600
                                                           --------------
                                                                499,550
                                                           --------------
Container 0.1%
Owens-Illinois Inc.                             2,400        $   30,300
                                                           --------------
Drug 1.4%
Arris Pharmaceutical Corp.*                     2,000            23,500
Cyto Therapeutics, Inc.*                        1,600            16,400
Eli Lilly & Co.                                   730            70,536
Merck & Company, Inc.                           4,300           247,250
Pfizer, Inc.                                    2,800           160,650
Schering AG*                                      400            27,906
                                                           --------------
                                                                546,242
                                                           --------------
Food & Beverage 2.5%
Anheuser-Busch, Inc.                            1,900           125,400
Arnotts Ltd. Ord.*                             20,000           134,065
Campbell Soup Co.                               1,800            94,275
Coca-Cola Co.                                   1,200            86,250
Coca-Cola Enterprises, Inc.                     7,000           186,375
LVMH Moet Hennessy Louis Vuitton ADR*             600           119,384
PepsiCo., Inc.                                  1,900           100,225
Whitman Corp.                                   7,200           153,000
                                                           --------------
                                                                998,974
                                                           --------------
Hospital Supply 2.1%
Abbott Laboratories                             3,900           155,025
American Homepatient, Inc.*                     1,700            41,225
American Medical Response, Inc.*                  900            25,988
Columbia/HCA Healthcare Corp.*                    700            34,387
Community Care of America, Inc.*                3,000            40,500
Community Health Systems, Inc.*                 1,500            47,625
Healthcare Compare Corp.*                         100             3,700
I Stat Corp.*                                     800            24,800
Johnson & Johnson                               1,200            97,800
Lincare Holdings, Inc.*                         1,700            42,288
Maxicare Health Plans, Inc.*                    1,500            26,062
Medtronic, Inc.                                 1,000            57,750
Multicare Companies, Inc.*                        300             5,625
Orthologic Corp.*                               1,700            16,362
Roche Holding AG*                                  10            72,668
Rotech Medical Corp.*                           1,600            36,400
United Healthcare Corp.                         2,200           116,875
                                                           --------------
                                                                845,080
                                                           --------------
Personal Care 0.5%
Procter & Gamble Co.                            2,300           186,300
U.S.A. Detergents, Inc.*                          500            12,750
                                                           --------------
                                                                199,050
                                                           --------------
Printing & Publishing 0.2%
American Greeting Cl. A                         3,100            97,650
                                                           --------------

The accompanying notes are an integral part of the financial statements.

State Street Research Strategic Portfolios: Moderate

                                                               Value
                                              Shares          (Note 1)
-----------------------------------------     ---------   ----------------
Tobacco 0.5%
Philip Morris Cos., Inc.                        2,400        $  202,800
                                                           --------------
Total Consumer Staple                                         3,419,646
                                                           --------------
Energy 4.0%
Oil 3.4%
Abacan Resource Corp.*                          6,500            16,010
Amerada Hess Corp.                              1,200            54,150
Ashland, Inc.                                   1,000            31,625
Tom Brown, Inc.*                                  400             4,450
Exxon Corp.                                     1,600           122,200
Global Natural Resources, Inc.*                 2,000            20,000
Imperial Oil Ltd.                               2,700            98,550
Louisiana Land & Exploration Co.                5,500           194,563
Lyondell Petrochemical Co.                        500             4,275
Nuevo Energy Co.*                               1,500            33,187
Phillips Petroleum Co.                          2,700            87,075
Plains Resources, Inc.*                         2,200            14,987
Ranger Oil Ltd.*                                3,000            17,250
Repsol S.A.*                                    3,500           104,523
Swift Energy Co.*                               5,400            47,925
Tosco Corp.                                     4,200           144,900
Total S.A. Cl. B*                               2,049           126,625
Total S.A. ADR                                  2,057            63,510
Ultramar Corp.                                    300             7,312
Union Pacific Resources Group, Inc.*            2,900            65,975
Woodside Petroleum Ltd. ADR*                   25,000           119,782
                                                           --------------
                                                              1,378,874
                                                           --------------
Oil Service 0.6%
Coflexip*                                       3,022            85,591
Landmark Graphics Corp.*                        1,800            39,150
Schlumberger Ltd.                               1,800           112,050
                                                           --------------
                                                                236,791
                                                           --------------
Total Energy                                                  1,615,665
                                                           --------------
Finance 6.4%
Bank 2.5%
Banco Industrial Colombiano S.A. ADR           13,500           183,938
Bank of New York Co., Inc.                        900            37,800
BankAmerica Corp.                               2,100           120,750
Chase Manhattan Corp.                           2,100           119,700
Citicorp                                        3,600           233,550
Mellon Bank Corp.                                 700            35,087
Sparbanken Sverige AB*++                       12,500           131,765
West One Bancorp                                2,900           123,250
                                                           --------------
                                                                985,840
                                                           --------------
Financial Service 1.6%
Amoy Properties Ltd.*                          39,000        $   37,579
Bear Stearns Cos., Inc.                         2,600            51,675
Federal Home Loan Mortgage Corp.                4,800           332,400
Federal National Mortgage Association           1,800           188,775
Money Store, Inc.                                 550            22,000
United Companies Financial Corp.                   80             2,260
                                                           --------------
                                                                634,689
                                                           --------------
Insurance 2.3%
Ace Ltd.                                        4,800           163,200
Ambac, Inc.                                     1,800            75,825
American Re Corp.*                              4,900           187,425
Equitable Companies, Inc.                       3,200            68,000
Mid Ocean Ltd.*                                 4,600           162,725
Mutual Risk Management Ltd.                       600            22,125
NAC Re Corp.                                      900            31,613
National Re Corp.                                 800            26,900
Progressive Corp.                                 500            20,750
SAFECO Corp.                                    2,400           154,050
                                                           --------------
                                                                912,613
                                                           --------------
Total Finance                                                 2,533,142
                                                           --------------
Science & Technology 11.8%
Aerospace 1.6%
Boeing Co.                                      5,800           380,625
Raytheon Co.                                    3,200           139,600
Sequa Corp. Cl. A*                              3,400            87,550
Honeywell, Inc.                                   900            37,800
                                                           --------------
                                                                645,575
                                                           --------------
Computer Software & Service 3.2%
Cheyenne Software, Inc.*                        2,500            52,188
Cisco Systems, Inc.*                            1,600           124,000
Computervision Corp.                           26,800           314,900
Cooper & Chyan Technology, Inc.*                  100             1,100
Datastream Systems, Inc.*                       1,500            33,375
ESS Technology, Inc.*                           1,110            33,000
General Motors Corp. Cl. E                      2,000            94,250
Hyperion Software Corp.*                        1,100            54,175
Intersolv, Inc.*                                3,200            50,400
Mattson Technologies, Inc.*                       600            13,200
Microsoft Corp.*                                1,300           130,000
OnTechnologies Corp.*                           2,200            26,400
Parametric Technology Corp.*                      500            33,500
SAP AG ADR*++                                   3,200           163,200
Softkey International, Inc.*                    1,500            47,250
Teltrend, Inc.*                                   100             2,987

The accompanying notes are an integral part of the financial statements.

State Street Research Strategic Portfolios: Moderate

                                                               Value
                                              Shares          (Note 1)
-----------------------------------------     ---------   ----------------
Computer Software & Service (cont'd)
3Com Corp.*                                       700       $    32,900
Western Digital Corp.*                          4,600            71,300
Wonderware Corp.*                                 100             3,175
                                                           --------------
                                                              1,281,300
                                                           --------------
Electronic Components 1.5%
AMP, Inc.                                       4,100           160,925
BBC Brown Boveri AG*                              65             75,403
Cyrix Corp.*                                    1,000            32,000
Intel Corp.*                                    1,200            83,850
Kyocera Corp.*                                  1,000            81,920
Thomas & Betts Corp.                            1,000            64,625
Trident Microsystems, Inc.*                     1,600            48,400
U.S. Order, Inc.*                               1,600            24,000
VLSI Technology, Inc.*                          2,000            47,000
                                                           --------------
                                                               618,123
                                                           --------------
Electronic Equipment 3.1%
Applied Materials, Inc.*                          600            30,075
Electroglas, Inc.*                                400            28,100
L.M. Ericsson Telephone Co. Cl. B ADR*          5,170           110,428
L.M. Ericsson Telephone Co. Cl. B*              8,769           186,192
General Motors Corp. Cl. H                      1,800            75,600
Itron, Inc.*                                    1,200            34,800
Motorola, Inc.                                    900            59,063
Nokia Corp. Cl. A*                              3,360           192,221
Perkin-Elmer Corp.                              7,600           266,950
Tekelec, Inc.*                                  2,600            37,700
Tektronix, Inc.                                 1,300            77,025
Tencor Instruments Inc.*                        1,100            46,887
Tokyo Electronics Ltd.*                         2,000            86,808
                                                           --------------
                                                             1,231,849
                                                           --------------
Office Equipment 2.4%
Broadway & Seymour, Inc.*                       1,200            19,500
Diebold, Inc.                                     300            15,900
Digital Equipment Corp.*                        1,500            81,188
FileNet Corp.*                                  1,200            54,450
Fujitsu Ltd.*                                  18,000           214,673
Hewlett Packard Co.                             1,400           129,675
International Business Machines Corp.           2,000           194,500
SCI Systems, Inc.*                              1,200            42,150
Sequent Computer Systems, Inc.*                 1,200            20,850
Xerox Corp.                                     1,200           155,700
                                                           --------------
                                                                928,586
                                                           --------------
Total Science & Technology                                    4,705,433
                                                           --------------
Utility 2.6%
Natural Gas 1.1%
Coastal Corp.                                   4,800       $   155,400
ENSERCH Corp.                                   9,700           140,650
Tenneco, Inc.                                   1,300            57,038
TransTexas Gas Corp.*                           5,600            89,600
                                                           --------------
                                                                442,688
                                                           --------------
Telephone 1.5%
AT&T Corp.                                      1,800           115,200
Airtouch Communications, Inc.*                  3,800           108,300
Allen Group Inc.                                  800            19,600
Korea Mobile Telecom GDR*                       2,300            84,525
Southern New England Telecom Corp.              2,100            75,863
Sprint Corp.*                                   2,100            76,650
Telecom Italia Mobile SpA                      82,500            91,609
Tel-Save Holdings, Inc.*                        1,400            19,425
                                                           --------------
                                                                591,172
                                                           --------------
Total Utility                                                 1,033,860
                                                           --------------
Total Equity Securities (Cost
  $17,984,595)                                               20,294,440
                                                           --------------

                                        Principal       Maturity
                                         Amount           Date
---------------------------------     --------------    ---------   ------------
Fixed Income Securities 44.2%
U.S. Treasury 16.4%

U.S. Treasury Bond, 12.00%              $550,000       8/15/2013       825,088
U.S. Treasury Bond, 8.125%               775,000       8/15/2021       937,262
U.S. Treasury Bond, 6.25%                575,000       8/15/2023       561,971
U.S. Treasury Note, 6.75%                750,000       5/31/1999       773,437
U.S. Treasury Note, 7.125%               700,000       9/30/1999       732,263
U.S. Treasury Note, 6.875%               650,000       3/31/2000       676,611
U.S. Treasury Note, 7.50%                825,000      11/15/2001       892,163
U.S. Treasury Note, 6.375%               225,000       8/15/2002       230,801
U.S. Treasury Note, 6.25%                575,000       2/15/2003       585,154
U.S. Treasury Note, 5.75%                325,000       8/15/2003       320,583
                                                                      ----------
                                                                     6,535,333
                                                                      ----------
U.S. Agency Mortgage 9.0%
Federal Home Loan Mortgage Corp.
  Gold, 6.50%                            197,335       2/01/2009       195,855
Federal Home Loan Mortgage Corp.
  Gold, 6.50%                            137,792       7/01/2009       136,759
Federal Home Loan Mortgage Corp.
  Gold, 7.50%+                           225,000       8/01/2022       227,391
Federal Home Loan Mortgage Corp.,
  29-H PAC, 6.50%                        100,000       3/25/2023        98,656

State Street Research Strategic Portfolios: Moderate

                                        Principal       Maturity       Value
                                         Amount           Date        (Note 1)
---------------------------------     --------------    ---------   ------------
U.S. Agency Mortgage (cont'd)
Federal Home Loan Mortgage Corp.
  Gold, 7.50%                           $ 74,326       8/01/2024     $   75,139
Federal Home Loan Mortgage Corp.
  Gold, 7.00%                            352,976      12/01/2024        350,216
Federal Home Loan Mortgage Corp.
  Gold, 7.50%                            164,165       1/01/2025        165,960
Federal Home Loan Mortgage Corp.
  Gold, 8.00%                             68,938       6/01/2025         70,661
Federal Home Loan Mortgage Corp.
  Gold, 7.50%                             97,409       7/01/2025         98,200
Federal National Mortgage
  Association FHA-VA, 7.00%              219,851      12/01/2007        231,457
Federal National Mortgage
  Association FHA-VA, 8.00%              259,252       4/01/2008        268,266
Government National Mortgage
  Association, 8.00%                     247,215      10/15/2017        258,726
Government National Mortgage
  Association, 8.00%                      73,500      11/15/2017         75,613
Government National Mortgage
  Association, 9.00%                     150,981       2/15/2022        158,766
Government National Mortgage
  Association, 6.50%                      96,259      12/15/2023         93,612
Government National Mortgage
  Association, 6.50%                     318,356       7/15/2024        309,602
Government National Mortgage
  Association, 7.00%                     212,328       1/15/2025        210,868
Government National Mortgage
  Association, 7.00%                     277,522       8/15/2025        275,612
Government National Mortgage
  Association, 7.00%                     175,000      10/15/2025        173,796
Government National Mortgage
  Association, 5.50%+                     50,000      12/21/2025         49,485
Government National Mortgage
  Association, 6.00%+                     75,000      12/21/2025         75,070
                                                                      ----------
                                                                      3,599,710
                                                                      ----------
Trust Certificates 0.4%
Cooperative Utility Trust
  Certificates, 10.70%                   125,000       9/15/2017        140,635
                                                                      ----------
Corporate 6.1%
Anacomp Inc. Sr. Sub. Note,
  15.00%                                 100,000      11/01/2000         73,000
Chevron Corp. Note, 8.11%                100,000      12/01/2004        108,728
Columbia/HCA Healthcare Corp.
  Master Trust Note, 6.87%               125,000       9/15/2003        125,465
Corporate (cont'd)
Crown Packaging, Inc. Sr. Notes
  Series B, 10.75%                      $ 75,000      11/01/2000     $   71,625
Finlay Enterprises Sr. Disc.
  Deb., 8.00% to 4/30/98, 12.00%
  from 5/1/98 to maturity                210,000       5/01/2005        144,900
Grand Union Co. Sr. Sub. Notes,
  12.00% **                               75,000       9/01/2004         72,375
Haynes International Inc. Sr.
  Sec. Notes, 11.25%                     100,000       6/15/1998         96,800
Horsehead Industries, Inc. Sub.
  Note, 14.00%                           150,000       6/01/1999        153,000
K & F Industries, Inc. Sr. Sub.
  Deb. 13.75%                             30,000       8/01/2001         31,125
K & F Industries, Inc. Sr. Sec.
  Notes, 11.875%                         175,000      12/01/2003        185,500
Loews Corp. Sr. Notes, 7.00%             100,000      10/15/2023         93,345
Magna International Inc., Cvt.
  Sub. Deb., 5.00%                        43,000      10/12/2002         43,860
Marcus Cable Capital Co. Sr.
  Disc. Note, 0.00% to
  7/31/99, 13.50% from 8/1/99 to
  maturity                               150,000       8/01/2004        104,063
Mobile Telecommunications, Inc.
  Sr. Sub. Disc. Note, 13.50%            165,000      12/15/2002        187,687
Motels of America, Inc. Sr. Sub.
  Notes, 12.00%                           75,000       4/15/2004         75,187
Presidio Oil Co. Sr. Sec. Notes
  Series B, 11.50%                       100,000       9/15/2000         97,500
Ralphs Grocery Co. Sr. Note,
  10.45%                                 170,000       6/15/2004        170,425
Sappi BVI Finance Ltd. Cvt. Note,
  7.50%++                                330,000       8/12/2002        338,663
Thermoscan, Inc. Floating Rate
  Sr. Sub. Note, 11.50%                   85,000       8/15/2001         87,656
U.S.A. Mobile Communications,
  Inc. Sr. Note, 9.50%                    35,000       2/01/2004         33,250
United Meridian Corp. Sr. Sub.
  Note, 10.375%                          120,000      10/15/2005        122,400
                                                                      ----------
                                                                      2,416,554
                                                                      ----------
Finance/Mortgage 6.2%
ASFS Corp. Series 94-C2, 8.00%            60,312       8/25/2010         61,631
Allmerica Financial Corp. Sr.
  Note, 7.625%                           150,000      10/15/2025        150,367
American General Finance Corp.
  Notes, 8.00%                           100,000       2/15/2000        106,026

The accompanying notes are an integral part of the financial statements.

State Street Research Strategic Portfolios: Moderate

                                        Principal       Maturity       Value
                                         Amount           Date        (Note 1)
---------------------------------     --------------    ---------   ------------
Finance/Mortgage (cont'd)
Beneficial Corp. Master Trust
  Note, 8.17%                         $    150,000     11/9/1999    $   159,585
Caterpillar Financial Services
  Co. Master Trust Note, 6.03%             150,000    11/16/1995        150,005
Countrywide MBS Inc. Series 94-2
  A-7 PAC, 6.50%                           150,000     4/25/2008        149,765
Discover Credit Card Trust Series
  1993-A, 6.25%                            125,000     8/16/2000        125,546
First Chicago Credit Card Trust
  Series 91-D, 8.40%                       100,000     6/15/1998        101,250
Ford Credit Auto Loan Master
  Trust Series 95-1, 6.50%                 200,000     8/15/2000        202,000
General Electric Capital Corp.
  Master Trust Note, 7.625%                150,000     7/24/1996        151,920
General Motors Acceptance Corp.
  Note, 8.375%                             200,000     5/01/1997        206,522
General Motors Acceptance Corp.
  Master Trust Note, 7.85%                  50,000    11/17/1997         51,642
Nations Bank Master Trust Series
  1995-I, 6.45%                            150,000     4/15/2003        151,875
Prudential Home Mortgage Series
  93-29 A-6 PAC, 6.75%                      84,632     8/25/2008         84,949
Prudential Home Mortgage Series
  93-57 A-1 PAC, 6.50%                     271,727    12/25/2023        271,049
Prudential Home Mortgage Series
  93-54 A-21 PAC, 5.50%                    125,000     1/25/2024        121,054
Sears Credit Account Master Trust
  II 95-2, 8.10%                           100,000     1/15/2004        106,750
Standard Credit Card Master Trust
  Series 93-3A, 5.50%                      100,000     1/07/1999         98,342
                                                                      ----------
                                                                      2,450,278
                                                                      ----------
Canadian-Yankee 1.6%
British Columbia Hydroelectric
  Authority Series FH, 15.50%              130,000     7/15/2011        146,524
Carter Holt Harvey Deb., 9.50%              50,000    12/01/2024         62,748
Hydro-Quebec Deb. Series HS,
  9.40%                                    150,000     2/01/2021        179,590
Laidlaw Inc. Deb., 8.75%                    50,000     4/15/2025         56,893
Province of Quebec Global Notes,
  7.50%                                     75,000     7/15/2023         74,332
Talisman Energy Deb., 7.125%               125,000     6/01/2007        126,595
                                                                      ----------
                                                                        646,682
                                                                      ----------
                                         Australian
   Foreign Government 4.5%                   Dollar
Government of Australia, 7.50%             550,000     7/15/2005    $   384,191
                                           Canadian
                                             Dollar
Government of Canada, 9.75%                100,000    12/01/2001         83,637
Government of Canada, 7.50%                 50,000    12/01/2003         37,359
                                       Danish Krone
Kingdom of Denmark, 8.00%                2,100,000     3/15/2006        386,640
                                       French Franc
Government of France, 7.75%                400,000     4/12/2000         85,528
Government of France, 7.50%                200,000     4/25/2005         41,484
                                           Deutsche
                                               Mark
Republic of Germany, 6.625%                500,000     7/09/2003        360,969
                                       Italian Lira
Republic of Italy, 8.50%               130,000,000     4/01/1999         75,896
Republic of Italy, 10.00%              175,000,000     8/01/2003        101,915
                                            Spanish
                                             Peseta
Government of Spain, 10.90%             20,000,000     8/30/2003        164,713
                                            British
                                              Pound
United Kingdom Treasury Stock,
  8.00%                                     50,000     6/10/2003         79,867
                                                                      ----------
                                                                      1,802,199
                                                                      ----------
Total Fixed Income Securities (Cost $17,152,562)                     17,591,391
                                                                      ----------
SHORT-TERM OBLIGATIONS 5.5%
American Express Credit Corp.,
  5.55%                                 $1,059,000    11/01/1995      1,059,000
Ford Motor Credit Co., 5.76%               853,000    11/06/1995        853,000
Ford Motor Credit Co., 5.74%               285,000    11/13/1995        285,000
                                                                      ----------
Total Short-Term Obligations (Cost $2,197,000)                        2,197,000
                                                                      ----------
Total Investments (Cost $37,334,157)--100.7%                         40,082,831
Cash and Other Assets, Less Liabilities--(0.7)%                        (261,922)
                                                                      ----------
Net Assets--100.0%                                                  $39,820,909
                                                                      ==========
Federal Income Tax Information: At October 31, 1995, the net
  unrealized appreciation of investments based on cost for
  Federal income tax purposes of $37,453,950 was as follows:
Aggregate gross unrealized appreciation for all investments in
  which there is an excess of value over tax cost                   $ 3,543,445
Aggregate gross unrealized depreciation for all investments in
  which there is an excess of tax cost over value                      (914,564)
                                                                      ----------
                                                                    $ 2,628,881
                                                                      ==========

The accompanying notes are an integral part of the financial statements.

State Street Research Strategic Portfolios: Moderate

ADR and GDR stand for American Depositary Receipt and Global Depositary Receipt, respectively, representing ownership of foreign securities.

* Nonincome-producing securities.

+ Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized and may vary by no more than 2%.

++ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified buyers. The total cost and market value of Rule 144A securities owned at October 31, 1995 were $587,101 and $639,253 (1.61% of net assets), respectively.

[ ] Security is in default.

 Forward currency exchange contracts outstanding at October 31, 1995 are as follows:

                                                          Unrealized
                                            Contract     Appreciation    Delivery
                           Total Value        Price    (Depreciation)      Date
 -----------------------    ------------    ----------    -----------   ---------
Sell Australian
  dollars, buy U.S.
  dollars                 206,788 AUD     .73840 AUD       $ (4,701)     11/16/95
Sell Australian
  dollars, buy U.S.
  dollars                 53,007 AUD      .73790 AUD         (1,231)     11/16/95
Sell Australian
  dollars, buy U.S.
  dollars                 157,000 AUD     .75600 AUD           (453)      1/24/96
Sell Canadian dollars,
  buy U.S. dollars        91,000 CAD      .73333 CAD         (1,181)     11/16/95
Sell Canadian dollars,
  buy U.S. dollars        47,743 CAD      .74173 CAD           (205)      1/24/96
Sell Danish krone, buy
  U.S. dollars            614,000 DKK     .17319 DKK         (6,050)     11/16/95
Sell Danish krone, buy
  U.S. dollars            1,345,000 DKK   .18302 DKK           (138)      1/24/96
Sell Deutsche mark, buy
  U.S. dollars            768,900 DEM     .67476 DEM        (27,867)     11/16/95
Sell U.S. dollars, buy
  Deutsche mark           292,000 DEM     .67916 DEM          9,298      11/16/95
Sell Deutsche mark, buy
  U.S. dollars            390,000 DEM     .69832 DEM         (5,564)      1/05/96
Sell French francs, buy
  U.S. dollars            2,570,000 FRF   .20145 FRF         (7,259)      1/05/96
Sell U.S. dollars, buy
  French francs           434,149 FRF     .20416 FRF             50       1/05/96
Sell French francs, buy
  U.S. dollars            295,100 FRF     .20138 FRF           (827)      1/24/96
Sell French francs, buy
  U.S. dollars            302,000 FRF     .20173 FRF           (740)      1/24/96
Sell Italian lira, buy
  U.S. dollars            107,271,790 ITL .00062 ITL           (986)     11/16/95
Sell Italian lira, buy
  U.S. dollars            149,000,000 ITL .00061 ITL         (1,928)     11/16/95
Sell Japanese yen, buy
  U.S. dollars            46,620,000 JPY  .01002 JPY          6,348       1/05/96
Sell Pound sterling,
  buy U.S. dollars        47,700 GBP      1.53300 GBP        (2,262)     11/16/95
Sell Spanish peseta,
  buy U.S. dollars        6,560,000 ESP   .00810 ESP           (540)     11/16/95
Sell Spanish peseta,
  buy U.S. dollars        739,000 ESP     .00785 ESP           (246)     11/16/95
Sell Spanish peseta,
  buy U.S. dollars        11,200,000 ESP  .00789 ESP         (3,268)     11/16/95
                                                            ---------
                                                           $(49,750)
                                                            =========


The accompanying notes are an integral part of the financial statements.

State Street Research Strategic Portfolios: Moderate

Statement of Assets and Liabilities
October 31, 1995

Assets
Investments, at value (Cost $37,334,157) (Note 1)       $40,082,831
Cash                                                         22,642
Receivable for securities sold                              960,684
Interest and dividends receivable                           310,849
Receivable from Distributor (Note 3)                         29,599
Receivable for open forward contracts                        15,696
Receivable for fund shares sold                               1,979
Deferred organization costs and other assets
  (Note 1)                                                   48,924
                                                          ----------
                                                         41,473,204
Liabilities
Payable for securities purchased                          1,462,998
Payable for open forward contracts                           65,446
Accrued transfer agent and shareholder services
  (Note 2)                                                   26,382
Accrued management fee (Note 2)                              21,956
Accrued trustees' fees (Note 2)                               3,381
Payable for fund shares redeemed                              1,245
Other accrued expenses                                       70,887
                                                          ----------
                                                          1,652,295
                                                          ----------
Net Assets                                              $39,820,909
                                                          ==========
Net Assets consist of:
 Undistributed net investment income                    $   551,744
 Unrealized appreciation of investments                   2,748,674
 Unrealized depreciation of forward contracts and
   foreign currency                                         (49,330)
 Accumulated net realized loss                             (386,058)
 Shares of beneficial interest                           36,955,879
                                                          ----------
                                                        $39,820,909
                                                          ==========
Net Asset Value, offering price and redemption price
  per share of Class C shares ($39,820,909 /
  3,880,114 shares of beneficial interest)                    $10.26
                                                          ==========

Statement of Operations
For the year ended October 31, 1995

Investment Income
Interest, net of foreign taxes of $2,023                $1,301,028
Dividends, net of foreign taxes of $6,765                  260,067
                                                          ---------
                                                         1,561,095
Expenses
Management fee (Note 2)                                    216,199
Custodian fee                                              144,986
Transfer agent and shareholder services (Note 2)            83,015
Registration fees                                           40,332
Amortization of organization costs (Note 1)                 27,706
Audit fee                                                   25,797
Reports to shareholders                                     19,833
Trustees' fees (Note 2)                                     13,820
Legal fees                                                   4,192
Miscellaneous                                                5,816
                                                          ---------
                                                           581,696
Expenses borne by the Distributor (Note 3)                (244,843)
                                                          ---------
                                                           336,853
                                                          ---------
Net investment income                                    1,224,242
                                                          ---------
Realized and Unrealized Gain
  (Loss) on Investments, Foreign
  Currency and Forward Contracts
Net realized gain on investments (Note 1 and 4)            483,129
Net realized gain on forward contracts and foreign
  currency (Note 1)                                         96,780
                                                          ---------
  Total net realized gain                                  579,909
                                                          ---------
Net unrealized appreciation of investments               2,976,344
Net unrealized depreciation of forward contracts and
  foreign currency                                         (21,967)
                                                          ---------
  Total net unrealized appreciation                      2,954,377
                                                          ---------
Net gain on investments, foreign currency and
  forward contracts                                      3,534,286
                                                          ---------
Net increase in net assets resulting from operations    $4,758,528
                                                          =========

The accompanying notes are an integral part of the financial statements.

State Street Research Strategic Portfolios: Moderate

Statement of Changes in Net Assets

                                   Year ended October 31
                                 --------------------------
                                    1995           1994
-----------------------------     ----------   ------------
Increase (Decrease) in Net Assets
Operations:
Net investment income           $ 1,224,242    $   814,856
Net realized gain (loss) on
  investments, foreign
  currency and forward
  contracts                         579,909       (970,753)
Net unrealized appreciation
  (depreciation) of
  investments, foreign
  currency and forward
  contracts                       2,954,377       (241,253)
                                   --------      ----------
Net increase (decrease)
  resulting from operations       4,758,528       (397,150)
                                   --------      ----------
Dividends from net investment
  income--Class C                  (996,013)      (614,662)
                                   --------      ----------
Class C share transactions
  (Note 6):
  Proceeds from sale of
   shares                        10,791,980      5,768,409
 Net asset value of shares
   issued in payment of
   dividends                        236,847         51,835
 Cost of shares repurchased      (3,464,385)    (1,354,827)
                                   --------      ----------
Net increase from fund share
  transactions                    7,564,442      4,465,417
                                   --------      ----------
Total increase in net assets     11,326,957      3,453,605

Net Assets
Beginning of year                28,493,952     25,040,347
                                   --------      ----------
End of year (including
  undistributed net
  investment income of
  $551,744 and $193,820,
  respectively)                 $39,820,909    $28,493,952
                                   ========      ==========
Number of Class C shares:
  Sold                            1,120,799        630,344
  Issued upon reinvestment
   of dividends                      24,757          5,730
  Repurchased                      (371,031)      (148,286)
                                   --------      ----------
  Net increase in fund  shares      774,525        487,788
                                   ========      ==========
* Net realized gain (loss)
  for Federal income tax
  purposes
  (Note 1)                      $  522,329     $  (824,458)
                                   ========      ==========

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements
October 31, 1995

Note 1

State Street Research Strategic Portfolios: Moderate (the "Fund"), is a series of MetLife-State Street Financial Trust (the "Trust"), which was organized as a Massachusetts business trust in November, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in September, 1993. The Trust consists presently of four separate funds: State Street Research Strategic Portfolios: Moderate, State Street Research Government Income Fund, State Street Research Strategic Portfolios:
Conservative and State Street Research Strategic Portfolios: Aggressive.

The Fund is authorized to issue four classes of shares. Only Class C shares are presently available for purchase. Class A, Class B and Class D shares are not being offered at this time. Class A shares will be subject to an initial sales charge of up to 4.50% and annual service fees of 0.25% of average daily net assets. Class B shares will be subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

State Street Research Strategic Portfolios: Moderate

C. Net Investment Income

Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned.

Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods. At October 31, 1995, the Fund had a capital loss carryforward of $309,737 available, to the extent provided in regulations, to offset future capital gains, if any, which expires on October 31, 2002.

F. Deferred Organization Costs

Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight- line method over a period of five years.

G. Forward Contracts and Foreign Currencies

The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currency. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended October 31, 1995, the fees pursuant to such agreement amounted to $216,199.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended October 31, 1995, the amount of such expenses was $63,038.

The fees of the Trustees not currently affiliated with the Adviser amounted to $13,820 during the year ended October 31, 1995.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended October 31, 1995, the amount of such expenses assumed by the Distributor and its affiliates was $244,843.

Note 4

For the year ended October 31, 1995, purchases and sales of securities, exclusive of short-term obligations, aggregated $45,760,595 and $37,521,737 (including $19,626,654 and $16,832,434 of U.S. Government securities), respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund will pay annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund will pay annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal service and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses.

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

At October 31, 1995, Metropolitan owned 2,617,801 Class C shares of the Fund and the Adviser owned one Class C share of the Fund.

State Street Research Strategic Portfolios: Moderate

Financial Highlights

For a Class C share outstanding throughout each year:

                                                                                              September 28, 1993
                                                                          Year ended           (Commencement of
                                                                          October 31              Operations)
                                                                       -----------------
                                                                     1995**       1994        to October 31, 1993
------------------------------------------------------------------     ------    -------   -------------------------
Net asset value, beginning of year                                    $ 9.18      $9.57              $9.55
Net investment income*                                                   .36        .28                .02
Net realized and unrealized gain (loss) on investments, foreign
   currency and forward contracts                                       1.01       (.45)               --
Dividends from net investment income                                    (.29)      (.22)               --
                                                                        ----      -----      -----------------------
Net asset value, end of year                                          $10.26      $9.18              $9.57
                                                                        ====      =====      =======================
Total return                                                           15.24%+    (1.81)%+            0.21%+++
Net assets at end of year (000s)                                     $39,821    $28,494            $25,040
Ratio of operating expenses to average net assets*                      1.00%      1.00%              1.00%++
Ratio of net investment income to average net assets*                   3.68%      3.05%              2.32%++
Portfolio turnover rate                                               120.62%    142.86%              0.00%
*Reflects voluntary assumption of fees or expenses per share in
  each year (Note 3)                                                    $.07       $.05               $.00

++  Annualized

+ Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses

+++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

**  Per-share figures have been calculated using the average shares method.

Report of Independent Accountants

To the Trustees of MetLife-State Street
Financial Trust and the Shareholders of
State Street Research Strategic Portfolios: Moderate

  In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Strategic Portfolios: Moderate (a series of MetLife-State Street Financial Trust, hereafter referred to as the "Trust") at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December 8, 1995

State Street Research Strategic Portfolios: Moderate

Management's Discussion of Fund Performance

As of October 31, 1995, State Street Research Strategic Portfolios: Moderate held 51% of its assets in equities, 44% in fixed income securities and 5% in cash.

Stocks

Positive stock returns helped the portfolio's performance. Large-cap and value stocks made up the largest equity holdings. Large-cap growth stocks performed strongly, value stocks less so. International equities, which only comprised a small portion of the portfolio, demonstrated improved performance after a slow start at the beginning of the Fund's year. Small-cap growth stocks underperformed for most of the period, but also had a limited position in the portfolio.

Bonds

The Fund's fixed-income component performed well, but did not keep pace with its stock holdings. The largest position was in high-grade bonds, which provided strong performance. High-yield and international bonds performed below expectations, but weren't heavily weighted in the portfolio.

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and institutions. The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The Lehman Brothers Government/Corporate Bond Index is a commonly used index of bond market performance. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only. Performance results for the Fund are increased by the Distributor's voluntary reduction of Fund fees and expenses. In the box in the chart at the right, the first figure reflects expense reduction; the second shows what results would have been without subsidization.

Comparison Of Change In Value Of A $10,000
Investment In Strategic Portfolios: Moderate,
The S&P 500 And The Lehman Brothers Government/
Corporate Bond Index

Class C Shares

          Strategic Portfolios: Moderate     S&P 500   LB Gov't/Corp Index
9/28/93             10000                    10000          10000
10/31/93            10021                    10207          10041
10/31/94             9840                    10600           9575
10/31/95            11340                    13400          11123

 Average Annual   Total Return
   1 Year         Life of Fund
+15.24%/+14.40%   +6.19%/+5.55%

State Street Research Strategic Portfolios: Moderate

Fund Information, Officers and Trustees of MetLife-State Street Financial
Trust

Fund Information

State Street Research
Strategic Portfolios: Moderate
One Financial Center
Boston, MA 02111

Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Shareholder Services
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Goodwin, Procter & Hoar
Exchange Place
Boston, MA 02109

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer

John H. Kallis
Vice President

Thomas A. Shively
Vice President

Michael R. Yogg
Vice President

Gerard P. Maus
Treasurer

Joseph W. Canavan
Assistant Treasurer

Douglas A. Romich
Assistant Treasurer

Francis J. McNamara, III
Secretary and General Counsel

Darman A. Wing
Assistant Secretary and
Assistant General Counsel

Amy L. Simmons
Assistant Secretary

Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company

Edward M. Lamont
Formerly in banking
(Morgan Guaranty Trust
Company of New York);
presently engaged in private
investments and civic affairs

Robert A. Lawrence
Partner, Saltonstall & Co.

Dean O. Morton
Retired; formerly Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company

Thomas L. Phillips
Retired; formerly Chairman of
the Board and Chief Executive
Officer, Raytheon Company

Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School
of Management, Massachusetts
Institute of Technology

Jeptha H. Wade
Retired; formerly Of Counsel,
Choate, Hall & Stewart

FROM THE CHAIRMAN

[GRAPHIC-PICTURE OF RALPH F. VERNI, CHAIRMAN]

To Our Shareholders:

The markets continue to reward investors. U.S. stocks, U.S. bonds and overseas bonds have all enjoyed stellar returns over the past year. International stocks have been disappointing, as a result of weaker overseas economies.

For the twelve months ended October 31, 1995, the Standard & Poor's 500 Index, a common measure of U.S. stock market performance, provided a total return of +26.41%.(1) The Lehman Brothers Government/Corporate Bond Index provided a gain of +16.16% over the same time period--a very strong return for bonds.(1)

The benefits of long-term investing

The past 12 months clearly demonstrated the benefits of investing for the long term. One year ago, your Fund's annual report contained little in the way of good news. Interest rates had risen and the stock and bond markets had dropped sharply. Yet investors who remained true to their long-term strategy remained invested and were able to enjoy the benefits of a much more positive year in 1995.

Have you reviewed your portfolio?

The new year can be a good time to review your portfolio--especially after a year of such strong market performance. Are you fully diversified--invested in stock, bond and international funds? Diversification can be a successful way to reduce the risk in your investment portfolio. Did your asset allocation change because of 1995's market performance? Your investment representative can help you answer these important questions.

Thank you again for investing with State Street Research.

Sincerely,

[SIGNATURE OF RALPH F. VERNI]

Ralph F. Verni
Chairman
November 30, 1995

=============================================================================
Fund Information (all data are for periods ended October 31, 1995, except where noted)
=============================================================================

SEC Average Annual Compound Rates of Return for periods ended 9/30/95
(at maximum applicable sales charge)(3),(4)
=============================================================================
                              Life of Fund
                            (since 5/16/94)                 1 year
----------------------------------------------------------------------------
Class A                      +10.71%/+10.63%            +12.57%/+12.55%
----------------------------------------------------------------------------
Class C                      +14.80%/+14.72%            +18.24%/+18.22%
============================================================================

Average Annual Compound Rates of Return for periods ended 10/31/95
(at maximum applicable sales charge)(3),(4)
=============================================================================
                              Life of Fund
                            (since 5/16/94)                 1 year
----------------------------------------------------------------------------
Class A                       +8.04%/+7.82%              +9.34%/+9.13%
----------------------------------------------------------------------------
Class C                      +11.80%/+11.57%            +14.85%/+14.62%
============================================================================

Cumulative Total Returns for periods
ended 10/31/95
(do not reflect sales charge)(3)
=============================================================================
                              Life of Fund
                            (since 5/16/94)                 1 year
----------------------------------------------------------------------------
Class A                      +17.25%/+16.90%            +14.49%/+14.27%
----------------------------------------------------------------------------
Class C                      +17.72%/+17.37%            +14.85%/+14.62%
============================================================================


---------------------------- [GRAPHIC-PIE CHART] -------------------------------
Asset Allocation
(by percentage of net assets)


Equities    76%
Cash         3%
Bonds       21%
--------------------------------------------------------------------------------

Performance results for the Fund are increased by the Distributor's voluntary reduction of Fund fees and expenses. In the above charts, this first figure reflects expense reduction; the second shows what results would have been without subsidization.

(1) The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The Lehman Brothers Government/Corporate Bond Index is a commonly used index of bond market performance. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.

(2) +14.85% for class C shares.

(3) All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends.

(4) "A" share returns reflect the maximum 4.5% sales charge. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and institutions.

PORTFOLIO MANAGER'S REVIEW

[GRAPHIC-PICTURE OF MICHAEL R. YOGG]
 Michael R. Yogg
Portfolio Manager

State Street Research Strategic Portfolios: Aggressive came out of the unfriendly investing environment of 1994 and turned in favorable returns for the year ended October 31, 1995. Still, the Fund underperformed its peer group, as some areas of the portfolio didn't fulfill management's expectations. For the 12 months ended October 31, 1995, Class A shares of the Fund provided a total return of +14.49% (does not reflect sales charge).(2) Lipper Analytical Services' Flexible Portfolio Funds category provided an average total return of +17.93% over the same time period (does not reflect sales charge).

When considering the Fund's returns, you need to remember its investment objective of high total return from, primarily, growth of capital and, secondarily, current income, with reasonable investment risk. We remain more heavily weighted in stocks, but we also invest in bonds to help achieve this objective. This can sometimes result in more moderate returns.

Asset-allocation adjustments

In November 1994, we shifted 6% of the portfolio from stocks to bonds. In July, after bonds had rallied for several months, we moved approximately 5% of the portfolio from bonds to stocks.

Stock holdings

Overall, the past year proved to be an exceptionally good one for stocks. So far, 1995 has been the best year for stocks since 1991, which benefited the portfolio's performance. Value stocks and large-cap growth stocks made up the largest parts of our equity holdings. Large-cap growth stocks performed well for us; value stocks less so, as growth stocks led the market. International equities, although not too heavily weighted, came on strong after a slow start at the beginning of the Fund's year. Small-cap growth stocks underperformed for most of the period and negatively affected overall equity performance somewhat.

Bond holdings

This was also an excellent year for bonds. In 1995, slowing economies both here and overseas, low inflation, and declining interest rates helped create a very favorable environment for bond investing. In keeping with our emphasis on reasonable investment risk, we held our largest position in high-grade bonds and benefited from their stronger performance. Our holdings in high-yield and international bonds performed slightly below their benchmark. They represented a smaller percentage of the bond portion however.

Current strategy

As of October 31, 1995, we held 76% of the Fund's assets in equities, 21% in fixed-income securities and 3% in cash. Our largest holdings in the equity portion remained large-cap growth and value stocks. We continued to maintain smaller positions in small-cap growth and international stocks. High-grade bonds represented our largest fixed-income holdings, with smaller holdings in high-yield and international bonds. We believe the investment outlook is generally positive, given an environment of moderate growth with low inflation and low interest rates.


-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

Top 5 Equity Industries
(by percentage of net assets)

------------------------- [GRAPHIC-BAR CHART] --------------------------------


Computer software and services             5.6%
Oil                                        5.1%
Electronic equipment                       4.8%
Retail                                     4.5%
Chemical                                   4.1%

Total net assets: 24.1%
--------------------------------------------------------------------------------

Best and Worst Contributors to Performance
(November 1, 1994 through October 31, 1995)

Best (bullet-triangle pointing up)
=============================================================================
Computervision
Strong profit gains for software company

The Money Store
Lower interest rates benefited this loan provider

Boeing
Benefited from airlines' plans to increase capital spending


Worst (bullet-triangle pointing down)
=============================================================================
Penn Traffic
Grocery retailer hurt by price wars

Syncronys Softcorp
Software developer had disappointing new product performance

Primadonna Resorts
1995 has been a difficult year for gaming firms

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

-----------------------------------------------------------------------------
INVESTMENT PORTFOLIO
-----------------------------------------------------------------------------
October 31, 1995

--------------------------------------------------------------------
                                                            Value
                                             Shares       (Note 1)
--------------------------------------------------------------------
Equity Securities 75.8%
Basic Industries 12.4%
Chemical 4.1%
Atlantic Richfield Co.                        13,000      $  290,875
Cambrex Corp.                                  2,100          80,062
Ciba-Geigy AG ADR*                             5,800         251,140
Cytec Industries, Inc.                         6,700         366,825
FMC Corp.*                                     3,900         279,338
L'Air Liquide*                                 1,100         184,454
Mallinckrodt Group, Inc.                       1,200          41,700
Monsanto Co.                                   2,700         282,825
Potash Corp. of Saskatchewan Inc.              3,000         208,875
Rohm & Haas Co.                                9,500         524,875
                                                          ----------
                                                           2,510,969
                                                          ----------
Diversified 1.3%
Cardo AB*                                     20,000         310,213
Johnson Controls, Inc.                         2,500         145,625
Mark IV Industries, Inc.                       6,715         130,942
Nippon Electric Glass Co. Ltd.*               10,000         184,760
U.S. Industries, Inc.*                           275           4,125
                                                          ----------
                                                             775,665
                                                          ----------
Electrical Equipment 0.8%
General Electric Co.                           3,800         240,350
Philips Electronics NV                         5,700         220,162
                                                          ----------
                                                             460,512
                                                          ----------
Forest Product 0.9%
Aracruz Celulose ADR*                         20,000         180,000
Champion International Corp.                   3,800         203,300
Crown Vantage, Inc.*                             210           4,174
Nippon Paper Industries Co.*                  25,000         171,807
                                                          ----------
                                                             559,281
                                                          ----------
Machinery 3.0%
Cincinnati Milacron, Inc.                      7,400         190,550
Elsag Bailey Process Automation NV             6,900         188,025
Fluor Corp.                                    3,700         209,050
Harnischfeger Industries, Inc.                 1,000          31,500
Kajima Corp.*                                 18,000         166,108
Linde AG*                                        546         335,528
Millipore Corp.                                4,200         148,575
Minebea Co. Ltd.*                             22,000         178,503
Pall Corp.                                     7,300         177,938
Sundstrand Corp.                               2,900         177,625
Terex Corp. Rts.*                                300              90
                                                          ----------
                                                           1,803,492
                                                          ----------
Metal & Mining 2.3%
Alumax, Inc.*                                  7,900      $  233,050
Bohler Uddeholm*                               3,100         218,533
Cyprus Amax Minerals Co.                       5,700         148,912
Reynolds Metals                                3,700         186,388
RTZ Corp. PLC                                 17,500         242,371
SGL Carbon AG*                                 5,700         373,764
                                                          ----------
                                                           1,403,018
                                                          ----------
Total Basic Industries                                     7,512,937
                                                          ----------
Consumer Cyclical 13.0%
Airline 0.1%
Midwest Express Holdings, Inc.*                2,700          67,837
                                                          ----------
Automotive 3.2%
Cooper Tire & Rubber Co.                       3,800          87,875
Douglas & Lomason Co.                          2,200          24,200
Exide Corp.                                    9,500         416,813
Federal-Mogul Corp.                           15,000         268,125
Ford Motor Co.                                 3,600         103,500
Ford Motor Co. Series A Cv. Pfd.               2,500         235,000
Lear Seating Corp.*                           23,000         638,250
Michelin Cl. B                                 3,900         157,512
                                                          ----------
                                                           1,931,275
                                                          ----------
Building 0.6%
Fleetwood Enterprises, Inc.                    4,300          88,150
La Farge Corp.                                 5,100          89,250
Owens-Corning Fiberglas Corp.                  4,600         194,925
                                                          ----------
                                                             372,325
                                                          ----------
Hotel & Restaurant 1.5%
Au Bon Pain Company, Inc.*                     4,500          34,313
Circus Circus Enterprises, Inc.*               6,100         162,412
Darden Restaurants, Inc.*                      5,000          56,875
Harrah's Entertainment, Inc.*                  8,000         198,000
Main Street and Main, Inc.*                    8,600          32,250
Mirage Resorts, Inc.*                          4,500         147,375
Motel of America, Inc.*#                         175          13,125
Outback Steakhouse, Inc.*                      3,000          94,125
Primadonna Resorts, Inc.*                      3,200          50,000
Station Casinos, Inc.*                         9,300         120,900
Studio Plus Hotels, Inc.*                        900          17,550
                                                          ----------
                                                             926,925
                                                          ----------
Recreation 2.3%
Argyle Television, Inc. Series A*              3,400          57,800
Boomtown, Inc. Wts.*                             165              66
Capital Cities/ABC, Inc.                         800          94,900

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH PORTFOLIOS: AGGRESSIVE

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

--------------------------------------------------------------------
                                                            Value
                                             Shares       (Note 1)
--------------------------------------------------------------------
Recreation (cont'd)
Comcast Corp. Cl. A                            6,800      $  120,700
Emmis Broadcasting Corp.*                      1,800          47,700
Infinity Broadcasting Corp. Cl. A*             5,350         173,875
Mattel Inc.                                    5,625         161,719
Renaissance Communications Corp.*              6,700         149,912
Sodak Gaming, Inc.*                            2,200          40,150
Time Warner, Inc.                              4,000         146,000
Time Warner Financing Trust                    3,800         121,600
Viacom, Inc. Cl. B*                            1,500          75,000
Walt Disney Co.                                3,700         213,213
                                                          ----------
                                                           1,402,635
                                                          ----------
Retail Trade 4.5%
Department 56, Inc.*                           4,100         186,038
Federated Department Stores, Inc.*            16,500         418,687
Grand Union Co.*                               3,093          33,250
Gymboree Corp.*                                7,400         167,425
Home Depot, Inc.                               6,600         245,850
Intimate Brands, Inc. Cl. A*                   2,000          33,500
May Department Stores Co.                      2,800         109,900
Office Depot, Inc.*                            5,300         151,712
J.C. Penney, Inc.                              1,900          80,037
Tandy Corp.*                                   5,200         256,750
Toys 'R Us, Inc.                               6,600         144,375
Viking Office Products, Inc.*                  3,500         155,750
Vons Companies, Inc.*                            700          17,762
Wal-Mart Stores, Inc.                         13,000         281,125
Woolworth Corp.                               29,800         435,825
                                                          ----------
                                                           2,717,986
                                                          ----------
Textile & Apparel 0.8%
Authentic Fitness Corp.*                       8,700         178,350
Norton McNaughton, Inc.*                       5,800         114,550
Warnaco Group, Inc. Cl. A*                     6,900         160,425
                                                          ----------
                                                             453,325
                                                          ----------
Total Consumer Cyclical                                    7,872,308
                                                          ----------
Consumer Staple 13.6%
Business Service 2.5%
ADT Ltd.*                                     21,000         294,000
American Oncology Resources, Inc.*               800          21,700
Computer Horizons Corp.*                       5,500         143,000
Eltron International, Inc.*                    3,200         104,000
First Data Corp.                               5,000         330,625
Global Direct Mail Corp.*                      8,600         234,350
Integrated System, Inc.*                       2,300          80,500
Personnel Group of America, Inc.*              9,500         123,500
Premenos Technologies Corp.*                   3,400         133,450
Syncronys Softcorp                             2,000          16,000
                                                          ----------
                                                           1,481,125
                                                          ----------
Container 0.1%
Owens-Illinois Inc.                            4,700      $   59,337
                                                          ----------
Drug 2.0%
Arris Pharmaceutical Corp.*                    5,600          65,800
CytoTherapeutics, Inc.*                        4,300          44,075
Eli Lilly & Co.                                1,394         134,695
Merck & Company, Inc.                          9,600         552,000
Pfizer, Inc.                                   6,200         355,725
Schering AG                                    1,000          69,764
                                                          ----------
                                                           1,222,059
                                                          ----------
Food & Beverage 3.2%
Anheuser-Busch, Inc.                           3,800         250,800
Arnotts Ltd.*                                 38,000         254,723
Campbell Soup Co.                              3,300         172,838
Coca-Cola Co.                                  1,900         136,562
Coca-Cola Enterprises, Inc.                   12,200         324,825
LVMH Moet Hennessy Louis Vuitton ADR*          1,500         298,460
PepsiCo, Inc.                                  3,700         195,175
Whitman Corp.                                 13,800         293,250
                                                          ----------
                                                           1,926,633
                                                          ----------
Hospital Supply 4.1%
Abbott Laboratories                            9,300         369,675
American Home Patient, Inc.*                   6,600         160,050
American Medical Response, Inc.*               4,500         129,937
Columbia/HCA Healthcare Corp.*                 1,800          88,425
Community Care of America, Inc.*               8,200         110,700
Community Health Systems, Inc.*                5,800         184,150
HealthCare Compare Corp.*                        100           3,700
I Stat Corp.*                                  3,300         102,300
Johnson & Johnson                              2,800         228,200
Lincare Holdings, Inc.*                        6,200         154,225
Maxicare Health Plans, Inc.*                   6,900         119,888
Medtronic, Inc.                                2,200         127,050
Multicare Cos., Inc.*                          1,400          26,250
Orthologic Corp.                               6,800          65,450
Roche Holdings AG                                 30         218,004
Rotech Medical Corp.*                          6,500         147,875
United Healthcare Corp.                        4,200         223,125
                                                          ----------
                                                           2,459,004
                                                          ----------
Personal Care 0.7%
Procter & Gamble Co.                           5,000         405,000
U.S.A. Detergents, Inc.*                       1,900          48,450
                                                          ----------
                                                             453,450
                                                          ----------
Printing & Publishing 0.3%
American Greetings Corp.                       5,400         170,100
                                                          ----------
Tobacco 0.7%
Philip Morris Cos., Inc.                       5,400         456,300
                                                          ----------
Total Consumer Staple                                      8,228,008
                                                          ----------

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

-----------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
-----------------------------------------------------------------------------

--------------------------------------------------------------------
                                                            Value
                                             Shares       (Note 1)
--------------------------------------------------------------------
Energy 6.0%
Oil 5.1%
Abacan Resource Corp.                         17,600      $   43,351
Amerada Hess Corp.                             2,300         103,788
Ashland Oil, Inc.                              1,800          56,925
Tom Brown, Inc.*                               4,800          53,400
Exxon Corp.                                    3,800         290,225
Global Natural Resources, Inc.*                5,300          53,000
Imperial Oil Ltd.                              5,700         208,050
Louisiana Land & Exploration Co.              10,600         374,975
Nuevo Energy Co.*                              5,400         119,475
Phillips Petroleum Co.                         5,000         161,250
Plains Resources, Inc.*                        5,900          40,194
Ranger Oil Ltd.*                              17,200          98,900
Repsol S.A.*                                   7,000         209,045
Swift Energy Co.*                             16,400         145,550
Tosco Corp.                                    8,800         303,600
Total S.A.*                                    4,610         284,890
Total S.A. Cl. B ADR                           4,732         146,100
Ultramar Corp.                                   600          14,625
Union Pacific Resources Group, Inc.*           5,000         113,750
Woodside Petroleum Ltd. ADR*                  51,300         245,793
                                                          ----------
                                                           3,066,886
                                                          ----------
Oil Service 0.9%
Coflexip*                                      6,043         171,153
Landmark Graphics Corp.*                       6,500         141,375
Schlumberger Ltd.                              3,600         224,100
                                                          ----------
                                                             536,628
                                                          ----------
Total Energy                                               3,603,514
                                                          ----------
Finance 8.2%
Bank 2.9%
Banco Industrial Colombiano ADR               25,500         347,438
BankAmerica Corp.                              3,500         201,250
Bank of New York Company, Inc.                 1,700          71,400
Chase Manhattan Corp.                          4,000         228,000
Citicorp                                       7,300         473,587
Mellon Bank Corp.                              1,200          60,150
Sparbanken Sverige AB++                       11,800         124,386
West One Bancorp                               5,500         233,750
                                                          ----------
                                                           1,739,961
                                                          ----------
Financial Service 2.2%
Amoy Properties Ltd.*                        100,000          96,356
Bear Stearns Companies, Inc.                   5,000          99,375
Federal Home Loan Mortgage Corp.               9,800         678,650
Federal National Mortgage Association          3,500         367,063
Money Store, Inc.                              1,600          64,000
United Cos. Financial Corp.                      820          23,165
                                                          ----------
                                                           1,328,609
                                                          ----------
Insurance 3.1%
Ace Ltd.                                       9,200      $  312,800
Ambac, Inc.                                    3,400         143,225
American Re Corp.*                             6,100         233,325
Equitable Companies, Inc.                      6,400         136,000
Mid Ocean Ltd.*                                8,900         314,838
Mutual Risk Management Ltd.                    3,400         125,375
NAC Re Corp.                                   4,100         144,013
National Re Corp.                              3,700         124,412
Progressive Corp. Ohio                         1,000          41,500
Safeco Corp.                                   4,400         282,425
                                                          ----------
                                                           1,857,913
                                                          ----------
Total Finance                                              4,926,483
                                                          ----------
Science & Technology 18.9%
Aerospace 2.1%
Boeing Co.                                    10,500         689,062
Honeywell, Inc.                                1,700          71,400
Raytheon Co.                                   7,000         305,375
Sequa Corp. Cl. A                              8,000         206,000
                                                          ----------
                                                           1,271,837
                                                          ----------
Computer Software & Service 5.6%
Cheyenne Software, Inc.*                       9,800         204,575
Cisco Systems, Inc.*                           3,300         255,750
Computervision Corp.                          68,600         806,050
Cooper & Chyan Technology, Inc.*                 500           5,500
Datastream Systems, Inc.*                      6,000         133,500
ESS Technology, Inc.*                          4,100         123,000
General Motors Corp. Cl. E                     3,400         160,225
Hyperion Software Corp.                        3,100         152,675
Intersolv, Inc.                               12,900         203,175
Mattson Technologies, Inc.                     4,000          88,000
Microsoft Corp.                                2,600         260,000
On Technologies Corp.*                         6,800          81,600
Parametric Technology Corp.                    1,000          67,000
SAP AG ADR++                                   7,300         372,300
Softkey Software Products, Inc.                6,200         195,300
Teltrend, Inc.*                                  500          14,938
3Com Corp.*                                    1,400          65,800
Western Digital Corp.*                         8,800         136,400
Wonderware Corp.                                 500          15,875
                                                          ----------
                                                           3,341,663
                                                          ----------
Electronic Components 2.6%
AMP, Inc.                                      8,200         321,850
BBC Brown Boveri AG*                             165         191,408
Cyrix Corp.*                                   3,700         118,400
Intel Corp.*                                   2,400         167,700
Kyocera Corp.*                                 3,000         245,760
Thomas & Betts Corp.                           1,900         122,787
Trident Microsystems, Inc.*                    6,200         187,550

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

--------------------------------------------------------------------
                                                            Value
                                             Shares       (Note 1)
--------------------------------------------------------------------
Electronic Components (cont'd)
US Order, Inc.*                                7,100      $  106,500
VLSI Technology, Inc.*                         3,900          91,650
                                                          ----------
                                                           1,553,605
                                                          ----------
Electronic Equipment 4.8%
Applied Materials, Inc.*                       1,200          60,150
Electroglas, Inc.*                             2,400         168,600
L.M. Ericsson Telephone Co. Cl. B ADR*        10,230         218,506
L.M. Ericsson Telephone Co. Cl. B             21,920         465,428
General Motors Corp. Cl. H                     3,600         151,200
Itron, Inc.*                                   4,300         124,700
Motorola, Inc.                                 1,700         111,563
Nokia Corp.*                                   7,800         446,228
Perkin-Elmer Corp.                            15,300         537,413
Tekelec, Inc.*                                 6,900         100,050
Tektronix, Inc.                                2,600         154,050
Tencor Instruments, Inc.*                      3,800         161,975
Tokyo Electronics Ltd.*                        5,000         217,019
                                                          ----------
                                                           2,916,882
                                                          ----------
Office Equipment 3.8%
Broadway & Seymour, Inc.*                      5,500          89,375
Diebold, Inc.                                    700          37,100
Digital Equipment Corp.*                       3,000         162,375
FileNet Corp.*                                 4,600         208,725
Fujitsu Ltd.*                                 40,000         477,052
Hewlett-Packard Co.                            2,700         250,088
International Business Machines Corp.          4,000         389,000
SCI Systems, Inc.*                             4,700         165,087
Sequent Computer Systems, Inc.*                5,000          86,875
Xerox Corp.                                    3,300         428,175
                                                          ----------
                                                           2,293,852
                                                          ----------
Total Science & Technology                                11,377,839
                                                          ----------
Utility 3.7%
Natural Gas 1.4%
Coastal Corp.                                  9,000         291,375
ENSERCH Corp.                                 18,700         271,150
Tenneco, Inc.                                  2,600         114,075
TransTexas Gas Corp.*                         10,700         171,200
                                                          ----------
                                                             847,800
                                                          ----------
Telephone 2.3%
AT&T Corp.                                     3,900         249,600
AirTouch Communications, Inc.*                 9,000         256,500
Allen Group                                    3,700          90,650
Korea Mobile Telecom GDR*                      5,200         191,100
Southern New England Telecom Corp.             3,900         140,888
Sprint Corp.*                                  3,800         138,700
Telephone (cont'd)
Telecom Italia Mobile SPA*                   195,000      $  216,530
Tel-Save Holdings, Inc.*                       6,000          83,250
                                                          ----------
                                                           1,367,218
                                                          ----------
Total Utility                                              2,215,018
                                                          ----------
Total Equity Securities (Cost $40,071,390)                45,736,107
                                                          ----------

------------------------------------------------------------------------------------------------------
                                                              Principal       Maturity
                                                               Amount           Date
------------------------------------------------------------------------------------------------------
Fixed Income Securities 20.8%
U.S. Treasury 4.0%
U.S. Treasury Bond, 12.00%                                    $250,000       8/15/2013        375,040
U.S. Treasury Bond, 8.125%                                     275,000       8/15/2021        332,577
U.S. Treasury Bond, 6.25%                                      225,000       8/15/2023        219,901
U.S. Treasury Note, 8.50%                                      200,000       5/15/1997        208,374
U.S. Treasury Note, 6.75%                                      375,000       5/31/1999        386,719
U.S. Treasury Note, 7.125%                                     100,000       9/30/1999        104,609
U.S. Treasury Note, 6.875%                                      75,000       3/31/2000         78,070
U.S. Treasury Note, 7.50%                                      175,000      11/15/2001        189,247
U.S. Treasury Note, 6.375%                                     150,000       8/15/2002        153,867
U.S. Treasury Note, 6.25%                                      350,000       2/15/2003        356,181
                                                                                           ----------
                                                                                            2,404,585
                                                                                           ----------

U.S. Agency Mortgage 3.0%
Federal Home Loan Mortgage Corp. Gold, 6.50%                   131,657       7/01/2008        130,670
Federal Home Loan Mortgage Corp. Series 1547-PJ PAC,
  6.50%                                                         50,000       3/25/2023         49,328
Federal Home Loan Mortgage Corp. Gold, 7.00%                   170,274       6/01/2024        168,943
Federal Home Loan Mortgage Corp. Gold, 7.00%                   193,740      12/01/2024        192,225
Federal Home Loan Mortgage Corp. Gold, 7.50%                   167,901       1/01/2025        169,737
Federal Home Loan Mortgage Corp. Gold, 8.00%+                  100,000      11/13/2025        101,063
Government National Mortgage Association, 8.00%                127,088       8/15/2008        130,742
Government National Mortgage Association, 8.00%                271,936      10/15/2017        284,598
Government National Mortgage Association, 8.00%                 49,000      11/15/2017         50,409
Government National Mortgage Association, 6.50%                242,950       7/15/2024        236,269
Government National Mortgage Association, 7.00%                141,552       1/15/2025        140,579


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

-----------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
-----------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                              Principal       Maturity       Value
                                                               Amount           Date        (Note 1)
------------------------------------------------------------------------------------------------------
U.S. Agency Mortgage (cont'd)
Government National Mortgage Association, 7.00%         $     25,226         9/15/2025      $   25,053
Government National Mortgage Association, 7.00%               25,000        10/15/2025          24,828
Government National Mortgage Association, 6.00%+              50,000        12/21/2025          50,047
Government National Mortgage Association, 5.50%+              50,000        12/21/2025          49,484
                                                                                            ----------
                                                                                             1,803,975
                                                                                            ----------
Canadian-Yankee 0.5%
British Columbia Hydroelectric Authority Series FH,
  15.50%                                                      50,000         7/15/2011          56,356
Carter Holt Harvey Deb., 9.50%                                75,000        12/01/2024          94,121
Hydro-Quebec Deb. Series HS, 9.40%                            75,000         2/01/2021          89,795
Laidlaw Inc., Deb., 8.75%                                     50,000         4/15/2025          56,893
                                                                                            ----------
                                                                                               297,165
                                                                                            ----------
Trust Certificates 0.3%
Cooperative Utility Trust Certificates, 10.70%                75,000         9/15/2007          84,381
Deseret Generation Cooperative Trust Certificates,
  10.11%                                                      75,000        12/15/2017          83,689
                                                                                            ----------
                                                                                               168,070
                                                                                            ----------
Foreign Government 6.1%                               Australian Dollar
Government of Australia, 7.50%                             1,375,000         7/15/2005         960,479
                                                       Canadian Dollar
Government of Canada, 9.75%                                  100,000        12/01/2001          83,637
Government of Canada, 7.50%                                  100,000        12/01/2003          74,719
                                                        Danish Krone
Kingdom of Denmark, 8.00%                                  4,050,000         3/15/2006         745,662
                                                        French Franc
Government of France, 7.75%                                  950,000         4/12/2000         203,129
Government of France, 7.50%                                  500,000         4/25/2005         103,710
                                                       Deutsche Mark
Republic of Germany, 6.625%                                  950,000         7/09/2003         685,841
                                                        Italian Lira
Republic of Italy, 8.50%                                 245,000,000         4/01/1999         143,034
Republic of Italy, 10.00%                                275,000,000         8/01/2003         160,152
                                                       Spanish Peseta
Government of Spain, 11.30%                               37,500,000         8/30/2003         308,836
                                                       British Pound
United Kingdom Treasury Stock, 8.00%                         125,000         6/10/2003         199,666
                                                                                            ----------
                                                                                             3,668,865
                                                                                            ----------
Finance/Mortgage 1.4%
ASFS Corp. Series 94-C2 SR A-1, 8.00%                   $     40,208         8/25/2010      $   41,088
American General Finance Corp. Notes, 8.00%                   75,000         2/15/2000          79,519
Beneficial Corp. Mortgage Note, 8.17%                         75,000        11/09/1999          79,792
Discover Credit Card Trust Series 1993-A, 6.25%               75,000         8/15/2000          75,328
First Chicago Credit Trust Series 91-D, 8.40%                 50,000         6/15/1998          50,625
Ford Credit Auto Loan Master Trust Series 95-1, 6.50%        125,000         8/15/2002         126,250
General Electric Capital Corp. Note, 7.625%                  100,000         7/24/1996         101,280
General Motors Acceptance Corp. Note, 7.85%                  100,000        11/17/1997         103,284
General Motors Acceptance Corp. Deb., 8.625%                  75,000         6/15/1999          80,491
Household Affinity Master Trust Series 94-1A, 6.275%          50,000         5/15/2001          49,906
Standard Credit Card Master Trust Series 93-3A, 5.50%         75,000         1/07/1999          73,757
Tandy Master Trust Series 1991-A, 8.25%                        9,675         4/15/1999           9,700
                                                                                            ----------
                                                                                               871,020
                                                                                            ----------
Corporate 5.5%
Anacomp Inc. Sr. Sub. Note, 15.00% [box]                     100,000        11/01/2000          73,000
Chevron Corp. Profit Sharing Note, 8.11%                      75,000        12/01/2004          81,546
Columbia/HCA Healthcare Corp. Note, 6.87%                     50,000         9/15/2003          50,186
Crown Packaging, Inc. Sr. Note Series B, 10.75%              175,000        11/01/2000         167,125
Finlay Enterprises, Inc. Sr. Disc. Deb., 0.00% to
  4/30/98, 12.00% from 5/1/98 to maturity                     40,000         5/01/2005          27,600
Grand Union Co. Sr. Sub. Notes, 12.25% [box]                 175,000         7/15/2002         168,875
Haynes International Inc. Sr. Sec. Notes, 11.25%             200,000         6/15/1998         193,600
Horsehead Industries, Inc. Sub. Note, 14.00%                 250,000         6/01/1999         255,000

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                                                              Principal       Maturity       Value
                                                               Amount           Date        (Note 1)
------------------------------------------------------------------------------------------------------
Corporate (cont'd)
K & F Industries, Inc. Sr. Sub. Deb., 13.75%                 $  250,000      8/01/2001     $   259,375
K & F Industries, Inc. Sr. Sec. Notes, 11.875%                   30,000     12/01/2003          31,800
Loews Corp. Sr. Notes, 7.00%                                     50,000     10/15/2023          46,673
Magna International Inc. Cv. Sub. Deb., 5.00%                    83,000     10/12/2002          84,660
Marcus Cable Capital Co.
  Sr. Disc. Note, 0.00% to
  7/31/99, 13.50% from
  8/1/99 to maturity                                            250,000      8/01/2004         173,438
Mobile Telecommunications Tech. Sr. Notes, 13.50%                85,000      2/15/2000          96,687
Motels of America, Inc. Sr. Sub. Notes, 12.00%                  175,000      4/15/2004         175,438
Presidio Oil Co. Sr. Sec. Notes Series B, 11.50%                200,000      9/15/2000         195,000
Ralphs Grocery Co. Sr. Note, 10.45%                             330,000      6/15/2004         330,825
Thermoscan, Inc. Floating Rate Sr. Sub. Note, 11.50%            165,000      8/15/2001         170,156
United Meridian Corp. Sr. Sub. Note, 10.375%                    130,000     10/15/2005         132,600
Sappi BVI Finance Ltd. Co. Note, 7.50%#                         585,000      8/12/2002         600,356
U.S.A. Mobile Communications, Inc. Sr. Notes, 9.50%              65,000      2/01/2004          61,750
                                                                                            ----------
                                                                                             3,375,690
                                                                                            ----------
Total Fixed Income Securities (Cost $12,215,718)                                            12,589,370
                                                                                            ----------
Short-Term Obligations 4.0%
American Express Credit Corp., 5.75%                         $  559,000      11/2/1995     $   559,000
Ford Motor Credit Co., 5.76%                                  1,842,000      11/6/1995       1,842,000
                                                                                            ----------
Total Short-Term Obligations (Cost $2,401,000)                                               2,401,000
                                                                                            ----------
Total Investments (Cost $54,688,108)--100.6%                                                60,726,477
Cash and Other Assets, Less Liabilities--(0.6)%                                              (362,476)
                                                                                            ----------
Net Assets--100.0%                                                                         $60,364,001
                                                                                            ==========
Federal Income Tax Information:
At October 31, 1995, the net unrealized appreciation of investments based on cost for
  Federal income tax purposes of $54,819,672 was as follows:
Aggregate gross unrealized appreciation for all investments in which there is an
  excess of value over tax cost                                                            $ 7,618,498
Aggregate gross unrealized depreciation for all investments in which there is an
  excess of tax cost over value                                                            (1,711,693)
                                                                                            ----------
                                                                                           $ 5,906,805
                                                                                            ==========

-----------------------------------------------------------------------------

  ADR and GDR stand for American Depositary Receipt and Global Depositary Receipt, respectively, representing ownership of foreign securities.

* Nonincome-producing securities.

+ Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized and may vary by no more than 2%.

# Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified buyers. The total cost and market value of Rule 144A securities owned at October 31, 1995 were $1,037,780 and $1,110,167 (1.84% of net assets), respectively.

[box] Security is in default.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

-----------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
-----------------------------------------------------------------------------
Forward currency exchange contracts outstanding at October 31, 1995 are as follows:

                                                                                  Unrealized
                                                                    Contract     Appreciation    Delivery
                                                Total Value          Price     (Depreciation)      Date
---------------------------------------------------------------------------------------------------------
Sell Australian dollars, buy U.S. dollars        413,223  AUD     .73840  AUD      $  (9,393)    11/16/95
Sell Australian dollars, buy U.S. dollars        112,014  AUD     .73790  AUD         (2,602)    11/16/95
Sell Australian dollars, buy U.S. dollars        516,000  AUD     .75600  AUD         (1,491)     1/24/96
Sell Canadian dollars, buy U.S. dollars          168,000  CAD     .73333  CAD         (2,181)    11/16/95
Sell Canadian dollars, buy U.S. dollars           12,813  CAD     .73551  CAD           (138)    11/16/95
Sell Danish krone, buy U.S. dollars            1,178,000  DKK     .17319  DKK        (11,608)    11/16/95
Sell Danish krone, buy U.S. dollars            1,441,000  DKK     .18299  DKK           (186)     1/24/96
Sell Danish krone, buy U.S. dollars            1,173,000  DKK     .18116  DKK         (2,298)     1/24/96
Sell Deutsche mark, buy U.S. dollars           1,393,700  DEM     .67476  DEM        (50,511)    11/16/95
Sell U.S. dollars, buy Deutsche mark             486,800  DEM     .67916  DEM         15,501     11/16/95
Sell Deutsche mark, buy U.S. dollars             840,000  DEM     .69832  DEM        (11,984)     1/05/96
Sell French francs, buy U.S. dollars           5,830,000  FRF     .20145  FRF        (16,466)     1/05/96
Sell U.S. dollars, buy French francs             984,860  FRF     .20416  FRF            112      1/05/96
Sell French francs, buy U.S. dollars             654,400  FRF     .20173  FRF         (1,603)     1/24/96
Sell French francs, buy U.S. dollars             787,900  FRF     .20138  FRF         (2,209)     1/24/96
Sell Italian lira, buy U.S. dollars          234,000,000  ITL     .00061  ITL         (3,027)    11/16/95
Sell Italian lira, buy U.S. dollars          202,166,759  ITL     .00062  ITL         (1,859)    11/16/95
Sell Japanese yen, buy U.S. dollars           95,940,000  JPY     .01002  JPY         13,063      1/05/96
Sell Pound sterling, buy U.S. dollars            119,100  GBP    1.53300  GBP         (5,647)    11/16/95
Sell Spanish peseta, buy U.S. dollars         11,040,000  ESP     .00810  ESP           (908)    11/16/95
Sell Spanish peseta, buy U.S.dollars           1,125,000  ESP     .00785  ESP           (375)    11/16/95
Sell Spanish peseta, buy U.S. dollars         22,400,000  ESP     .00789  ESP         (6,536)    11/16/95
                                                                                   ---------
                                                                                   $(102,346)
                                                                                   =========


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

-----------------------------------------------------------------------------
Statement of Assets and Liabilities
-----------------------------------------------------------------------------
October 31, 1995

Assets
Investments, at value (Cost $54,688,108) (Note 1)            $60,726,477
Cash                                                                 405
Receivable for securities sold                                 1,950,917
Interest and dividends receivable                                302,961
Receivable from Distributor (Note 3)                              32,791
Receivable for open forward contracts                             28,676
Receivable for fund shares sold                                    1,218
Deferred organization costs and other assets (Note 1)             43,787
                                                              ----------
                                                              63,087,232
Liabilities
Payable for securities purchased                               2,484,461
Payable for open forward contracts                               131,022
Accrued management fee (Note 2)                                   38,846
Accrued transfer agent and shareholder services (Note 2)          12,510
Accrued distribution fee (Note 5)                                  8,495
Accrued trustees' fees (Note 2)                                    4,126
Payable for fund shares redeemed                                   1,495
Other accrued expenses                                            42,276
                                                              ----------
                                                               2,723,231
                                                              ----------
Net Assets                                                   $60,364,001
                                                              ==========
Net Assets consist of:
 Undistributed net investment income                         $   464,967
 Unrealized appreciation of investments                        6,038,369
 Unrealized depreciation of forward contracts and
   foreign currency                                            (104,271)
 Accumulated net realized gain                                1,190,810
 Shares of beneficial interest                               52,774,126
                                                              ----------
                                                             $60,364,001
                                                              ==========
Net Asset Value and redemption price per share of Class
  A shares ($39,555,477 / 3,619,245 shares of beneficial
  interest)                                                       $10.93
                                                              ==========
Maximum Offering Price per share of Class A shares
  ($10.93 / .955)                                                 $11.45
                                                              ==========
Net Asset Value, offering price and redemption price per
  share of Class C shares ($20,808,524 / 1,902,293
  shares of beneficial interest)                                  $10.94
                                                              ==========

-----------------------------------------------------------------------------
Statement of Operations
-----------------------------------------------------------------------------
For the year ended October 31, 1995

Investment Income
Interest, net of foreign taxes of $4,498                      $1,206,837
Dividends, net of foreign taxes of $13,183                       618,228
                                                              ----------
                                                               1,825,065
                                                              ----------
Expenses
Management fee (Note 2)                                          414,353
Custodian fee                                                    211,434
Distribution fee--Class A (Note 5)                                98,009
Audit fee                                                         32,490
Transfer agent and shareholder services (Note 2)                  19,152
Reports to shareholders                                           16,585
Trustees' fees (Note 2)                                           14,219
Amortization of organization costs (Note 1)                        7,482
Legal fees                                                           742
Registration fees                                                  4,255
Miscellaneous                                                      6,579
                                                              ----------
                                                                 825,300
Expenses borne by the Distributor (Note 3)                     (119,174)
                                                              ----------
                                                                 706,126
                                                              ----------
Net investment income                                          1,118,939
                                                              ----------
Realized and Unrealized Gain
  (Loss) on Investments, Foreign
  Currency and Forward Contracts
Net realized gain on investments (Note 1 and 4)                1,620,123
Net realized gain on forward contracts and foreign
  currency (Note 1)                                             257,026
                                                              ----------
 Total net realized gain                                       1,877,149
                                                              ----------
Net unrealized appreciation of investments                     4,740,960
Net unrealized depreciation of forward contracts and
  foreign currency                                              (43,664)
                                                              ----------
 Total net unrealized appreciation                             4,697,296
                                                              ----------
Net gain on investments, foreign currency and forward
  contracts                                                    6,574,445
                                                              ----------
Net increase in net assets resulting from operations          $7,693,384
                                                              ==========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

-----------------------------------------------------------------------------
Statement of Changes in Net Assets
-----------------------------------------------------------------------------
October 31, 1995

                                                   May 16, 1994
                                  Year ended     (Commencement of
                                  October 31,     Operations) to
                                     1995        October 31, 1994
-----------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment income             $ 1,118,939      $   466,725
Net realized gain (loss) on
  investments, foreign
  currency and forward
  contracts                         1,877,149         (492,265)
Net unrealized appreciation
  of investments, foreign
  currency and forward
  contracts                         4,697,296        1,236,802
                                   ----------      -----------
Net increase resulting from
  operations                        7,693,384        1,211,262
                                   ----------      -----------
Dividends from net investment
  income:
 Class A                             (853,158)        (209,424)
 Class C                             (262,218)            (513)
                                   ----------      -----------
                                   (1,115,376)        (209,937)
                                   ----------      -----------
Net increase from fund share
  transactions (Note 6)             2,684,658       50,100,010
                                   ----------      -----------
Total increase in net assets        9,262,666       51,101,335

Net Assets
Beginning of year                  51,101,335           --
                                   ----------      -----------
End of year (including
  undistributed net
  investment income of
  $464,967, and $198,630,
  respectively)                   $60,364,001      $51,101,335
                                   ==========      ===========
* Net realized gain (loss)
  for Federal income tax
  purposes
  (Note 1)                        $1,314,496       $  (356,785)
                                   ==========      ===========

-----------------------------------------------------------------------------
Notes to Financial Statements
-----------------------------------------------------------------------------
October 31, 1995

Note 1

State Street Research Strategic Portfolios: Aggressive (the "Fund"), is a series of MetLife-State Street Financial Trust (the "Trust"), which was organized as a Massachusetts business trust in November, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in May, 1994. The Trust consists presently of four separate funds: State Street Research Strategic Portfolios: Aggressive, State Street Research Government Income Fund, State Street Research Strategic Portfolios: Moderate and State Street Research Strategic Portfolios: Conservative.

The Fund is authorized to issue four classes of shares. Only Class A and Class C shares are presently available for purchase. Class B and Class D shares are not being offered at this time. Class A shares are subject to an initial sales charge of up to 4.50% and annual service fees of 0.25% of average daily net assets. Class B shares will be subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.


The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------


B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. Net Investment Income

Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. Deferred Organization Costs

Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

G. Forward Contracts and Foreign Currencies

The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life
Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended October 31, 1995, the fees pursuant to such agreement amounted to $414,353.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended October 31, 1995, the amount of such expenses was $12,176.

The fees of the Trustees not currently affiliated with the Adviser amounted to $14,219 during the year ended October 31, 1995.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended October 31, 1995, the amount of such expenses assumed by the Distributor and its affiliates was $119,174.

Note 4

For the year ended October 31, 1995, purchases and sales of securities, exclusive of short-term obligations, aggregated $68,892,104 and $65,158,426 (including $14,122,358 and $13,764,530 of U.S.
Government securities), respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund will pay annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund will pay annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal service and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended October 31, 1995, fees pursuant to such plan amounted to $98,009 for Class A shares.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

-----------------------------------------------------------------------------
Notes (cont'd)
-----------------------------------------------------------------------------

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At October 31, 1995, Metropolitan owned 3,619,222 Class A shares and 1,625,110 Class C shares of the Fund and the Adviser owned one Class A share of the Fund.

Share transactions were as follows:

                                                                            May 16, 1994
                                                                          (Commencement of
                                                Year ended                 Operations) to
                                             October 31, 1995             October 31, 1994
                                         --------------------------   ------------------------
Class A                                   Shares         Amount        Shares        Amount
----------------------------------------------------------------------------------------------
Shares sold                                     21    $        191   5,235,603    $50,000,010
Shares repurchased                      (1,616,379)    (15,000,000)       --             --
                                         ---------      ----------   ---------    -----------
Net increase (decrease)                 (1,616,358)   $(14,999,809)  5,235,603    $50,000,010
                                         =========      ==========   =========    ===========

Class C                                    Shares        Amount        Shares        Amount
----------------------------------------------------------------------------------------------
Shares sold                              1,924,849    $ 18,026,952      10,471    $   100,000
Issued upon reinvestment of
  dividends                                  3,000          31,088        --             --
Shares repurchased                         (36,027)       (373,573)       --             --
                                         ---------      ----------      ------    -----------
Net increase                             1,891,822    $ 17,684,467      10,471    $   100,000
                                         =========      ==========      ======    ===========

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

-----------------------------------------------------------------------------
Financial Highlights
-----------------------------------------------------------------------------
For a share outstanding throughout each year.

                                                                      Class A                             Class C
                                                          --------------------------------   ----------------------------------
                                                                           May 16, 1994
                                                                          (Commencement                        May 16, 1994
                                                                                of                            (Commencement
                                                                            Operations)                              of
                                                            Year ended          to            Year ended       Operations) to
                                                            October 31,     October 31,       October 31,        October 31,
                                                               1995**          1994             1995**              1994
---------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year                          $  9.74        $   9.55            $  9.74            $ 9.55
Net investment income*                                          .20             .09                .22               .10
Net realized and unrealized gain on investments, foreign
   currency and forward contracts                              1.19             .14               1.20               .14
Dividends from net investment income                           (.20)           (.04)              (.22)             (.05)
                                                            -------         -------             -------            ------
Net asset value, end of year                                $ 10.93         $  9.74            $ 10.94            $ 9.74
                                                            =======         =======             =======            ======
Total return                                                  14.49%+          2.41%++           14.85%+            2.50%++
Net assets at end of year (000s)                            $39,555         $50,999            $20,809            $  102
Ratio of operating expenses to average net assets*             1.35%           1.35%#             1.10%             1.10%#

Ratio of net investment income to average net assets*          1.98%           2.01%#             2.13%             2.26%#

Portfolio turnover rate                                      127.44%          37.75%            127.44%            37.75%
*Reflects voluntary assumption of fees or expenses per
  share in each year (Note 3)                                  $.02            $.01               $.02            $  .01

-----------------------------------------------------------------------------
 # Annualized

 + Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

** Per-share figures have been calculated using the average shares method.

-----------------------------------------------------------------------------
Report of Independent Accountants
-----------------------------------------------------------------------------

To the Trustees of MetLife-State Street
Financial Trust and the Shareholders of
State Street Research Strategic Portfolios: Aggressive

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Strategic Portfolios: Aggressive (a series of MetLife-State Street Financial Trust, hereafter referred to as the "Trust") at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December 8, 1995

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE


-----------------------------------------------------------------------------
Management's Discussion of Fund Performance
-----------------------------------------------------------------------------

As of October 31, 1995, State Street Research Strategic Portfolios:
Aggressive held 76% of its assets in equities, 21% in fixed-income securities and 3% in cash.

Stocks

Positive stock returns helped the portfolio's performance. Large-cap and value stocks made up the largest equity holdings. Large-cap growth stocks performed strongly, value stocks less so. International equities demonstrated improved performance after a slow start at the beginning of the Fund's year. Small-cap growth stocks underperformed for most of the period, hurting overall performance somewhat. International equities and small-cap growth stocks both represented small portions of the Fund, however.

Bonds

Overall, the Fund's fixed-income holdings performed well. The largest position was in high-grade bonds, which gave strong performance. High-yield and international bonds performed below expectations, but weren't heavily weighted in the portfolio.

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. "A" share returns reflect the maximum 4.5% sales charge. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and institutions. The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The Lehman Brothers Government/Corporate Bond Index is a commonly used index of bond market performance. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only. Performance results for the Fund are increased by the Distributor's voluntary reduction of Fund fees and expenses. In the box in the chart at the right, the first figure reflects expense reduction; the second shows what results would have been without subsidization.

Comparison Of Change In Value Of A $10,000 Investment In Strategic
Portfolios: Aggressive, The S&P 500 And The Lehman Brothers
Government/Corporate Bond Index

------------------------------[GRAPHIC - LINE CHARTS]--------------------------

                                 Class A Shares

                          Average Annual Total Return
                   -------------------------------------------
                         1 Year              Life of Fund
                     +9.34%/+9.13%          +8.04%/+7.82%



                         Strategic                     Lehman Brothers
                        Portfolios:       S&P 500          Gov't./
Class A Shares           Aggressive        Index         Corp. Index
 5/16/94                    9,550         10,000           10,000
10/31/94                    9,780         10,549           10,006
10/31/95                   11,622         13,334           11,198

                          Average Annual Total Return
                   -------------------------------------------
                         1 Year              Life of Fund
                     +14.85%/+14.62%        +11.80%/+11.57%


                         Strategic                     Lehman Brothers
                        Portfolios:       S&P 500          Gov't./
Class A Shares           Aggressive        Index         Corp. Index
 5/16/94                   10,000         10,000           10,000
10/31/94                   10,250         10,549           10,006
10/31/95                   11,772         13,334           11,622
--------------------------------------------------------------------------------

Strategic Portfolios: Aggressive
S&P 500 Index
Lehman Brothers Gov't.
  Corp. Index

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

-------------------------------------------------------------------------------
Fund Information, Officers and Trustees of MetLife-State Street Financial Trust
-------------------------------------------------------------------------------

Fund Information

State Street Research
Strategic Portfolios: Aggressive
One Financial Center
Boston, MA 02111

Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Shareholder Services
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Goodwin, Procter & Hoar
Exchange Place
Boston, MA 02109

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer

John H. Kallis
Vice President

Thomas A. Shively
Vice President

Michael R. Yogg
Vice President

Gerard P. Maus
Treasurer

Joseph W. Canavan
Assistant Treasurer

Douglas A. Romich
Assistant Treasurer

Francis J. McNamara, III
Secretary and General Counsel

Darman A. Wing
Assistant Secretary and
Assistant General Counsel

Amy L. Simmons
Assistant Secretary

Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company

Edward M. Lamont
Formerly in banking
(Morgan Guaranty Trust
Company of New York);
presently engaged in private
investments and civic affairs

Robert A. Lawrence
Partner, Saltonstall & Co.

Dean O. Morton
Retired; formerly Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company

Thomas L. Phillips
Retired; formerly Chairman of
the Board and Chief Executive
Officer, Raytheon Company

Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School
of Management, Massachusetts
Institute of Technology

Jeptha H. Wade
Retired; formerly Of Counsel,
Choate, Hall & Stewart

[Back cover]

State Street Research Strategic Portfolios: Aggressive
One Financial Center
Boston, MA 02111


Bulk Rate
U.S. Postage
PAID
Brockton, MA
Permit No. 600



Questions? Comments?
Call us at 1-800-562-0032,
or write us at:
        State Street Research
        Shareholder Services
        P.O. Box 8408
        Boston, MA 02266-8408

[State Street Research Logo]  STATE STREET RESEARCH



This report is prepared for the general information of current shareholders only. It is not authorized for use as sales material with prospective investors.

CONTROL NUMBER: 2847-951221(0197)SSR-LD


Cover Illustration by Dorothy Cullinan                           SP-112E-1295

[Front cover]

[State Street Research Logo] State Street Research


STATE STREET RESEARCH
STRATEGIC PORTFOLIOS: AGGRESSIVE


ANNUAL REPORT
October 31, 1995


[Graphic: Man climbing rocks, reaching for stars]


What's Inside


From the Chairman:
The markets reward investors

Portfolio Manager's Review:
Favorable performance from stocks and bonds

Fund Information:
Facts and figures

Plus, Complete Portfolio Holdings
and Financial Statements

[Front cover]

[State Street Research logo]

State Street Research
Strategic Portfolios: Conservative

Annual Report
October 31, 1995

[Graphic - person climbing stairway to the stars]

What's Inside

From the Chairman:
The markets reward
investors

Portfolio Manager's Review:
Strong performance from
stocks and bonds

Fund Information:
Facts and figures

Plus, Complete Portfolio Holdings
and Financial Statements



FROM THE CHAIRMAN

[photo of Ralph Verni]

To Our Shareholders:

The markets continue to reward investors. U.S. stocks, U.S. bonds and overseas bonds have all enjoyed stellar returns over the past year. International stocks have been disappointing, as a result of weaker overseas economies.

For the twelve months ended October 31, 1995, the Standard & Poor's 500 Index, a common measure of U.S. stock market performance, provided a total return of +26.41%.(1) The Lehman Brothers Government/Corporate Bond Index provided a gain of +16.16% over the same time period--a very strong return for bonds.(1)

The benefits of long-term investing

The past 12 months clearly demonstrated the benefits of investing for the long term. One year ago, your Fund's annual report contained little in the way of good news. Interest rates had risen and the stock and bond markets had dropped sharply. Yet investors who remain true to their long- term strategy remained invested and were able to enjoy the benefits of a much more positive year in 1995.

Have you reviewed your portfolio?

The new year can be a good time to review your portfolio--especially after a year of such strong market performance. Are you fully diversified-- invested in stock, bond and international funds? Diversification can be a successful way to reduce the risk in your investment portfolio. Did your asset allocation change because of 1995's market performance? Your investment representative can help you answer these important questions.

Thank you for investing with State Street Research.

Sincerely,
/s/ Ralph F. Verni
Ralph F. Verni
Chairman
November 30, 1995

(1)The Standard & Poor's Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The Lehman Brothers Government/ Corporate Bond Index is a commonly used index of bond market performance. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only.

(2)+16.11% for Class C shares.

(3)All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends.

(4)"A" share returns reflect the maximum 4.5% sales charge. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions.

Fund Information (all data are for periods ended October 31, 1995, except where noted)

SEC Average Annual Compound Rates of
Return for periods ended 9/30/95
(at maximum applicable sales charge)((3,4))
===================================================
            Life of Fund
            (since 5/16/94)         1 Year
---------------------------------------------------
Class A           +8.35%/+7.96%     +10.53%/+10.27%
---------------------------------------------------
Class C          +12.30%/+11.89%    +16.01%/+15.73%
===================================================

Performance results for the Fund are increased by the Distributor's voluntary reduction of Fund fees and expenses. In the above charts, the first figure reflects expense reduction; the second shows what results would have been without subsidization.

Average Annual Compound Rates of
Return for periods ended 10/31/95
(at maximum applicable sales charge)((3,4))
===================================================
              Life of Fund
            (since 5/16/94)         1 Year
---------------------------------------------------
Class A           +7.99%/+7.36%     +10.63%/+10.03%
---------------------------------------------------
Class C          +11.69%/+11.07%    +16.11%/+15.53%
===================================================

Cumulative Total Returns for periods
ended 10/31/95
(do not reflect sales charge)((3))
===================================================
              Life of Fund
            (since 5/16/94)         1 Year
---------------------------------------------------
Class A          +17.18%/+16.18%    +15.84%/+15.21%
---------------------------------------------------
Class C          +17.55%/+16.60%    +16.11%/+15.53%
===================================================

PORTFOLIO MANAGER'S REVIEW

                                   [photo]
                               Michael R. Yogg
                              Portfolio Manager

State Street Research Strategic Portfolios: Conservative came out of the unfriendly investing environment of 1994 and turned in strong returns. The Fund outperformed its peer group for the year ended October 31, 1995. For the 12 months ended October 31, 1995, Class A shares of the Fund provided a total return of +15.84% (does not reflect sales charge).(2) Lipper Analytical Services' Flexible Income Funds category provided an average total return of +13.20% over the same time period (does not reflect sales charge).

When considering the Fund's returns, you need to remember its investment objective of primarily providing a high level of current income and, secondarily, long-term growth of capital, consistent with the preservation of capital and reasonable investment risk. The Fund invests in both bonds and stocks to achieve this objective.

Asset-allocation adjustments

In November 1994, we shifted 6% of the portfolio from stocks to bonds. In July 1995, after bonds had rallied for several months, we moved approximately 3% of the portfolio from bonds to stocks.

Bond holdings

This was an excellent year for bonds. In 1995, slowing economies both here and overseas, low inflation, and declining interest rates helped create a very favorable environment for bond investing. In keeping with our conservative emphasis, we held our largest position in high-grade bonds and benefited from their strong performance. Our holdings in international bonds performed slightly below our benchmark, but they represented a much smaller percentage of the bond portion.

Stock holdings

Overall, the past year also proved to be an exceptionally good one for stocks. Value stocks and large-cap growth stocks made up the largest parts of the equities in the Fund. Large-cap growth stocks performed well for us; value stocks less so, as growth stocks led the market. International equities, although not too heavily weighted, came on strong after a slow start at the beginning of the Fund's year.

Current strategy

As of October 31, 1995, we held 69% of the Fund's assets in fixed-income securities, 28% in equities and 3% in cash. High-grade bonds dominated our fixed- income holdings, with smaller holdings in international bonds. Our largest holdings in the equity portion remained large-cap growth stocks and value stocks. We continue to maintain a smaller position in international stocks. We believe the investment outlook is generally positive, given an environment of moderate growth with low inflation and low interest rates.

[pie chart]

Asset Allocation
(by percentage of net assets)

Bonds     69%
Equities  28%
Cash       3%

[bar chart]

Top 5 Bond Sectors
(by percentage of net assets)

U.S. Treasury            27.5%
U.S. Agency Mortgage     18.9%
Finance/Mortgage          9.0%
Foreign Government        6.3%
Canadian-Yankee           3.3%

Total net assets: 65.0%

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE

 -----------------------------------------------------------------------------
INVESTMENT PORTFOLIO
 -----------------------------------------------------------------------------
October 31, 1995

                                                          Value
                                           Shares       (Note 1)
 -----------------------------------------------------------------
EQUITY SECURITIES 27.5%
Basic Industries 5.3%
Chemical 2.0%
Atlantic Richfield Co.                       3,200     $   71,600
Ciba-Geigy AG ADR*                           1,200         51,960
Cytec Industries, Inc.                       1,600         87,600
FMC Corp.*                                   1,000         71,625
L'Air Liquide*                                 200         33,537
Mallinckrodt Group, Inc.                       300         10,425
Monsanto Co.                                   600         62,850
Potash Corp. of Saskatchewan, Inc.             700         48,737
Rohm & Haas Co.                              2,300        127,075
                                                        ----------
                                                          565,409
                                                        ----------
Diversified 0.5%
Cardo AB*                                    2,900         44,981
Johnson Controls, Inc.                         600         34,950
Mark IV Industries, Inc.                     1,575         30,712
Nippon Electric Glass Co. Ltd.*              2,000         36,952
U.S. Industries, Inc.*                         100          1,500
                                                        ----------
                                                          149,095
                                                        ----------
Electrical Equipment 0.3%
General Electric Co.                           800         50,600
Philips Electronics NV                       1,000         38,625
                                                        ----------
                                                           89,225
                                                        ----------
Forest Product 0.3%
Aracruz Celulose ADR*                        3,300         29,700
Champion International Corp.                   700         37,450
Crown Vantage, Inc.*                            50            994
Nippon Paper Industries Co.*                 4,000         27,489
                                                        ----------
                                                           95,633
                                                        ----------
Machinery 1.2%
Cincinnati Milacron, Inc.                    1,800         46,350
Elsag Bailey Process Automation NV           1,200         32,700
Fluor Corp.                                    600         33,900
Harnischfeger Industries, Inc.                 200          6,300
Kajima Corp.*                                3,000         27,685
Linde AG*                                       81         49,776
Millipore Corp.                              1,000         35,375
Minebea Co. Ltd.*                            4,000         32,455
Pall Corp.                                   1,900         46,313
Sundstrand Corp.                               700         42,875
                                                        ----------
                                                          353,729
                                                        ----------
Metal & Mining 1.0%
Alumax, Inc.*                                2,000      $  59,000
Bohler Uddeholm*                               500         35,247
Cyprus Amax Minerals Co.                     1,400         36,575
RTZ Corp. PLC*                               2,500         34,625
Reynolds Metals Co.                            900         45,337
SGL Carbon AG*                               1,000         65,573
                                                        ----------
                                                          276,357
                                                        ----------
Total Basic Industries                                  1,529,448
                                                        ----------
Consumer Cyclical 4.4%
Automotive 1.2%
Cooper Tire & Rubber Co.                       400          9,250
Douglas & Lomason Co.                          500          5,500
Exide Corp.                                  1,600         70,200
Federal-Mogul Corp.                          2,500         44,688
Ford Motor Co.                                 900         25,875
Ford Motor Co. Series A Cv. Pfd.               600         56,400
Lear Seating Corp.*                          4,300        119,325
Michelin Cl.B                                  700         28,271
                                                        ----------
                                                          359,509
                                                        ----------
Building 0.3%
Fleetwood Enterprises, Inc.                  1,100         22,550
LaFarge Corp.                                1,300         22,750
Owens-Corning Fiberglas Corp.                1,100         46,612
                                                        ----------
                                                           91,912
                                                        ----------
Hotel & Restaurant 0.4%
Circus Circus Enterprises, Inc.*             1,100         29,288
Darden Restaurants, Inc.*                    1,300         14,787
Harrah's Entertainment, Inc.*                1,600         39,600
Mirage Resorts, Inc.*                        1,400         45,850
                                                        ----------
                                                          129,525
                                                        ----------
Recreation 0.8%
Capital Cities/ABC, Inc.                       200         23,725
Comcast Corp. Cl. A                          1,000         17,750
Comcast Corp. Cl. A Special                    400          7,150
Walt Disney Co.                                800         46,100
Infinity Broadcasting Corp. Cl. A*             550         17,875
Mattel, Inc.                                 1,000         28,750
Time Warner Financing Trust                  1,000         32,000
Time Warner, Inc.                              800         29,200
Viacom, Inc. Cl. B*                            300         15,000
                                                        ----------
                                                          217,550
                                                        ----------

The accompanying notes are an integral part of the financial statements.

                                      3

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE

                                                          Value
                                           Shares       (Note 1)
 -----------------------------------------------------------------
Retail Trade 1.7%
Federated Department Stores, Inc.*           3,800     $   96,425
Home Depot, Inc.                             1,400         52,150
Intimate Brands, Inc. Cl. A*                   500          8,375
May Department Stores Co.                      700         27,475
Office Depot, Inc.*                          1,100         31,487
J.C. Penney, Inc.                              500         21,063
Tandy Corp.                                  1,200         59,250
Toys 'R Us, Inc.*                            1,400         30,625
Vons Companies, Inc.*                          200          5,075
Wal-Mart Stores, Inc.                        2,400         51,900
Woolworth Corp.                              7,200        105,300
                                                        ----------
                                                          489,125
                                                        ----------
Total Consumer Cyclical                                 1,287,621
                                                        ----------
Consumer Staple 4.5%
Business Service 0.5%
ADT Ltd.*                                    5,200         72,800
First Data Corp                                900         59,513
                                                        ----------
                                                          132,313
                                                        ----------
Container 0.1%
Owens-Illinois Inc.                          1,200         15,150
                                                        ----------
Drug 0.8%
Eli Lilly & Co.                                465         44,931
Merck & Company, Inc.                        2,100        120,750
Pfizer, Inc.                                 1,200         68,850
Schering AG                                    100          6,976
                                                        ----------
                                                          241,507
                                                        ----------
Food & Beverage 1.5%
Anheuser-Busch, Inc.                           800         52,800
Arnotts Ltd.*                                6,000         40,219
Campbell Soup Co.                            1,100         57,613
Coca-Cola Co.                                  400         28,750
Coca-Cola Enterprises, Inc.                  3,000         79,875
LVMH Moet Hennessy Louis Vuitton ADR*          200         39,795
PepsiCo, Inc.                                1,200         63,300
Whitman Corp.                                3,400         72,250
                                                        ----------
                                                          434,602
                                                        ----------
Hospital Supply 0.9%
Abbott Laboratories                          1,900         75,525
Columbia/HCA Healthcare Corp.*                 300         14,737
Johnson & Johnson                              600         48,900
Medtronic, Inc.                                600         34,650
Roche Holdings AG                                5         36,334
United Healthcare Corp.                      1,000         53,125
                                                        ----------
                                                          263,271
                                                        ----------
Personal Care 0.3%
Procter & Gamble Co.                         1,000     $   81,000
                                                        ----------
Printing & Publishing 0.1%
American Greetings Corp.                     1,300         40,950
                                                        ----------
Tobacco 0.3%
Philip Morris Cos., Inc.                     1,100         92,950
                                                        ----------
Total Consumer Staple                                   1,301,743
                                                        ----------
Energy 2.0%
Oil 1.7%
Amerada Hess Corp.                             600         27,075
Ashland Oil, Inc.                              500         15,813
Exxon Corp.                                    800         61,100
Imperial Oil Ltd.                              850         31,025
Louisiana Land & Exploration Co.             2,500         88,438
Lyondell Petrochemical Co.                     100          2,137
Phillips Petroleum Co.                       1,300         41,925
Repsol S.A.*                                 1,500         44,795
Tosco Corp.                                  2,000         69,000
Total S.A. Cl. B*                              717         44,309
Ultramar Corp.                                 100          2,438
Union Pacific Resources Group, Inc.          1,300         29,575
Woodside Petroleum Ltd. ADR*                 7,700         36,893
                                                        ----------
                                                          494,523
                                                        ----------
Oil Service 0.3%
Coflexip*                                    1,106         31,325
Schlumberger Ltd.                              800         49,800
                                                        ----------
                                                           81,125
                                                        ----------
Total Energy                                              575,648
                                                        ----------
Finance 3.6%
Bank 1.3%
Banco Industrial Colombiano ADR              4,500         61,312
BankAmerica Corp.                            1,100         63,250
Bank of New York Company, Inc.                 400         16,800
Chase Manhattan Corp.                        1,000         57,000
Citicorp                                     1,400         90,825
Mellon Bank Corp.                              300         15,038
Sparbanken Sverige AB++                      1,700         17,920
West One Bancorp                             1,400         59,500
                                                        ----------
                                                          381,645
                                                        ----------
Financial Service 0.9%
Amoy Properties Ltd.*                       16,000         15,417
Bear Stearns Companies, Inc.                 1,200         23,850
Federal Home Loan Mortgage Corp.             2,200        152,350
Federal National Mortgage Association          800         83,900
                                                        ----------
                                                          275,517
                                                        ----------

The accompanying notes are an integral part of the financial statements.

                                      4

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE
 -----------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
 -----------------------------------------------------------------------------

                                                          Value
                                           Shares       (Note 1)
 -----------------------------------------------------------------
Insurance 1.4%
Ace Ltd.                                     2,300     $   78,200
Ambac, Inc.                                    900         37,913
American Re Corp.*                           2,500         95,625
Equitable Companies, Inc.                    1,300         27,625
Mid Ocean Ltd.*                              2,200         77,825
Progressive Corp.                              200          8,300
SAFECO Corp.                                 1,100         70,606
                                                        ----------
                                                          396,094
                                                        ----------
Total Finance                                           1,053,256
                                                        ----------
Science & Technology 6.1%
Aerospace 0.9%
Boeing Co.                                   2,400        157,500
Honeywell, Inc.                                400         16,800
Raytheon Co.                                 1,000         43,625
Sequa Corp. Cl. A*                           2,000         51,500
                                                        ----------
                                                          269,425
                                                        ----------
Computer Software & Service 1.6%
Cisco Systems, Inc.*                           700         54,250
Computervision Corp.*                       16,800        197,400
General Motors Corp. Cl. E                     900         42,412
Microsoft Corp.*                               500         50,000
Parametric Technology Corp.*                   200         13,400
SAP AG ADR*++                                1,200         61,200
3Com Corp.*                                    300         14,100
Western Digital Corp.*                       2,200         34,100
                                                        ----------
                                                          466,862
                                                        ----------
Electronic Components 0.9%
AMP, Inc.                                    1,900         74,575
BBC Brown Boveri AG                             30         34,801
Intel Corp.                                    500         34,938
Kyocera Corp.                                1,000         81,920
Thomas & Betts Corp.                           500         32,313
VLSI Technology, Inc.*                         800         18,800
                                                        ----------
                                                          277,347
                                                        ----------
Electronic Equipment 1.6%
Applied Materials, Inc.                        200         10,025
General Motors Corp. Cl. H                     800         33,600
L.M. Ericsson Telephone Co. ADR Cl. B*       2,090         44,641
L.M. Ericsson Telephone Co. Cl. B*           3,568         75,759
Motorola, Inc.                                 400         26,250
Nokia Corp.*                                 1,360         77,804
Perkin-Elmer Corp.                           3,400        119,425
Tektronix, Inc.                                600         35,550
Tokyo Electronics Ltd.*                      1,000         43,404
                                                        ----------
                                                          466,458
                                                        ----------
Office Equipment 1.1%
Diebold, Inc.                                  200     $   10,600
Digital Equipment Corp.*                       600         32,475
Fujitsu Ltd.                                 7,000         83,484
Hewlett-Packard Co.                            600         55,575
International Business Machines Corp.          800         77,800
Xerox Corp.                                    400         51,900
                                                        ----------
                                                          311,834
                                                        ----------
Total Science & Technology                              1,791,926
                                                        ----------
Utility 1.6%
Natural Gas 0.7%
Coastal Corp.                                2,200         71,225
ENSERCH Corp.                                4,700         68,150
Tenneco, Inc.                                  600         26,325
TransTexas Gas Corp.*                        2,600         41,600
                                                        ----------
                                                          207,300
                                                        ----------
Telephone 0.9%
AT&T Corp.                                     900         57,600
AirTouch Communications, Inc.*               1,700         48,450
Korea Mobile Telecom GDR*                    1,000         36,750
Southern New England Telecom Corp.           1,000         36,125
Sprint Corp.*                                1,000         36,500
Telecom Italia Mobile SPA                   31,500         34,978
                                                        ----------
                                                          250,403
                                                        ----------
Total Utility                                             457,703
                                                        ----------
Total Equity Securities (Cost $6,887,317)               7,997,345
                                                        ----------


                              Principal     Maturity
                                Amount        Date
 -------------------------------------------------------------------
FIXED INCOME SECURITIES 69.5%
U.S. Treasury 27.5%
U.S. Treasury Bond, 12.00%   $  725,000    8/15/2013      1,087,616
U.S. Treasury Bond, 6.25%       825,000    8/15/2023        806,305
U.S. Treasury Bond, 8.125%    1,050,000    8/15/2021      1,269,839
U.S. Treasury Note, 8.50%       500,000    5/15/1997        520,935
U.S. Treasury Note, 5.125%      275,000    6/30/1998        271,219
U.S. Treasury Note, 6.75%       750,000    5/31/1999        773,437
U.S. Treasury Note, 7.125%      275,000    9/30/1999        287,675
U.S. Treasury Note, 6.875%      475,000    3/31/2000        494,447
U.S. Treasury Note, 7.50%       925,000   11/15/2001      1,000,304
U.S. Treasury Note, 6.375%      150,000    8/15/2002        153,867
U.S. Treasury Note, 6.25%       375,000    2/15/2003        381,622
U.S. Treasury Note, 5.75%       950,000    8/15/2003        937,090
                                                          ----------
                                                          7,984,356
                                                          ----------
The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE
 -----------------------------------------------------------------------------

                                                          Principal        Maturity       Value
                                                            Amount           Date        (Note 1)
 --------------------------------------------------------------------------------------------------
U.S. Agency Mortgage 18.9%
Federal Home Loan Mortgage Corp. Series 29-H PAC,
  6.50%                                                  $    125,000     3/25/2023     $  123,320
 Federal Home Loan Mortgage Corp. Gold, 7.00%                 924,345     6/01/2024        917,117
Federal Home Loan Mortgage Corp. Gold, 8.00%                   91,520     6/01/2025         93,809
Federal Home Loan Mortgage Corp. Gold, 7.50%                  593,649     8/01/2024        600,138
Federal Home Loan Mortgage Corp. Gold, 7.50%+                 300,000    11/13/2025        303,187
Government National Mortgage Association, 8.00%               381,262     5/15/2008        392,223
Government National Mortgage Association, 6.50%               817,780     4/15/2009        814,968
Government National Mortgage Association, 8.00%               420,264    10/15/2017        439,833
Government National Mortgage Association, 8.00%               122,500    11/15/2017        126,022
Government National Mortgage Association, 6.50%                96,230    12/15/2023         93,584
Government National Mortgage Association, 6.50%               489,779     7/15/2024        476,311
Government National Mortgage Association, 7.00%               353,881     1/15/2025        351,447
Government National Mortgage Association, 5.50%+              100,000    12/21/2025         98,969
Government National Mortgage Association, 6.00%               100,000    12/21/2025        100,094
Government National Mortgage Association, 7.00%               353,129     9/15/2025        350,700
Government National Mortgage Association, 7.00%               225,000    10/15/2025        223,452
                                                                                         ----------
                                                                                         5,505,174
                                                                                         ----------
Canadian--Yankee 3.3%
British Columbia Hydroelectric Authority Deb.
  Series FH, 15.50%                                           225,000     7/15/2011        253,600
Carter Holt Harvey Deb, 9.50%                                 175,000    12/01/2024        219,616
Hydro-Quebec Deb. Series HS, 9.40%                            225,000     2/01/2021        269,386
Laidlaw, Inc. Deb., 8.75%                                     100,000     4/15/2025        113,785
Province of Quebec Global Notes, 7.50%                        100,000     7/15/2023         99,110
                                                                                         ----------
                                                                                           955,497
                                                                                         ----------
Trust Certificates 1.6%
Cooperative Utility Trust Certificates, 10.70%           $    225,000     9/15/2017     $  253,143
Rural Electric Cooperative Grantor Trust
  Certificates, 10.11%                                        200,000    12/15/2017        223,172
                                                                                         ----------
                                                                                           476,315
                                                                                         ----------
Foreign Government 6.3%                            Australian Dollar
Government of Australia, 7.50%                                750,000     7/15/2005        523,897
                                                     Canadian Dollar
Government of Canada, 9.75%                                    50,000    12/01/2001         41,819
Government of Canada, 7.50%                                    50,000    12/01/2003         37,359
                                                        Danish Krone
Kingdom of Denmark, 8.00%                                   1,300,000     3/15/2006        239,348
                                                       French Francs
Government of France, 7.75%                                   400,000     4/12/2000         85,528
Government of France, 7.50%                                   300,000     4/25/2005         62,226
                                                       Deutsche Mark
Republic of Germany, 6.625%                                   600,000     7/09/2003        433,163
                                                        Italian Lira
Republic of Italy, 8.50%                                  120,000,000     4/01/1999         70,058
Republic of Italy, 10.00%                                 175,000,000     8/01/2003        101,915
                                                      Spanish Peseta
Government of Spain, 10.90%                                19,000,000     8/30/2003        156,477
                                                       British Pound
United Kingdom Treasury Stock, 8.00%                           50,000     6/10/2003         79,866
                                                                                         ----------
                                                                                         1,831,656
                                                                                         ----------
Finance/Mortgage 9.0%
American General Finance Corp. Notes, 8.00%              $    125,000     2/15/2000        132,533
ASFS Corp., Series 94-C2 A-1, 8.00%                           100,520     8/25/2010        102,719
Beneficial Corp. Note, 8.17%                                  250,000    11/09/1999        265,975
Discover Credit Card Trust Series 1993-A, 6.25%               250,000     8/16/2000        251,093
First Chicago Credit Trust Series 91-D, 8.40%                 150,000     6/15/1998        151,875
Ford Credit Auto Loan Master Trust Series 95-1,
  6.50%                                                       375,000     8/15/2000        378,750
General Electric Capital Corp. Deb., 7.625%                   225,000     7/24/1996        227,880
 General Motors Acceptance Corp. Note, 7.85%                  325,000    11/17/1997        335,673

The accompanying notes are an integral part of the financial statements.

                                      6

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE
 -----------------------------------------------------------------------------
INVESTMENT PORTFOLIO (cont'd)
 -----------------------------------------------------------------------------

                                                          Principal        Maturity       Value
                                                            Amount           Date        (Note 1)
 --------------------------------------------------------------------------------------------------
Finance/Mortgage (cont'd)
Household Affinity Master Trust Series 94-1A,
  6.275%                                                  $  175,000      5/15/2001    $   174,671
Investment Portfolio (cont'd)Prudential Home
  Mortgage Series 93-29 A-6 PAC, 6.75%                       280,822      8/25/2008        281,876
Standard Credit Card Master Trust Series 93-3A,
  5.50%                                                      275,000      1/07/1999        270,443
Tandy Master Trust Series 1991-A, 8.25%                       33,864      4/15/1999         33,949
                                                                                         ----------
                                                                                         2,607,437
                                                                                         ----------
Corporate 2.9%
Chevron Corp. Note, 8.11%                                    175,000     12/01/2001        190,274
Columbia/HCA Healthcare Corp. Note, 6.87%                    150,000      9/15/2003        150,558
Electronic Data Systems Corp. Note, 6.85%++                  250,000      5/15/2000        255,385
Loews Corp. Sr. Notes, 7.00%                                 125,000     10/15/2023        116,681
Magna International, Inc. Cv. Sub. Deb, 5.00%                 21,000     10/12/2002         21,420
Sappi BVI Finance Ltd. Cv. Note, 7.50%++                     100,000      8/12/2002        102,625
                                                                                         ----------
                                                                                           836,943
                                                                                         ----------
Total Fixed Income Securities (Cost $19,452,895)                                        20,197,378
                                                                                         ----------
SHORT-TERM OBLIGATIONS 3.9%
Commercial Credit Co., 5.80%                              $1,129,000      11/3/1995    $ 1,129,000
                                                                                         ----------
Total Short-Term Obligations (Cost $1,129,000)                                           1,129,000
                                                                                         ----------
Total Investments (Cost $27,469,212)--100.9%                                            29,323,723
Cash and Other Assets, Less Liabilities--(0.9)%                                           (253,883)
                                                                                         ----------
Net Assets--100.0%                                                                     $29,069,840
                                                                                         ==========

Federal Income Tax Information:
At October 31, 1995, the net unrealized appreciation
  of investments based on cost for Federal income tax
  purposes of $27,496,803 was as follows:
Aggregate gross unrealized appreciation for all
  investments in which there is an excess of value
  over tax cost                                          $ 2,078,542
Aggregate gross unrealized depreciation for all
  investments in which there is an excess of tax cost
  over value                                                (251,622)
                                                           ----------
                                                         $ 1,826,920
                                                           ==========

   ADR and GDR stand for American Depositary Receipt and Global Depositary Receipt, respectively, representing ownership of foreign securities.
 * Nonincome-producing securities.
 + Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized and may vary by no more than 2%.
++ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at October 31, 1995 were $417,506 and $437,130 (1.50% of net assets), respectively.

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE
 -----------------------------------------------------------------------------

Forward currency exchange contracts outstanding at October 31, 1995 are as follows:

                                                                                    Unrealized
                                                                     Contract      Appreciation    Delivery
                                                 Total Value           Price     (Depreciation)      Date
 -----------------------------------------------------------------------------------------------------------
Sell Australian dollars, buy U.S.
  dollars                                       250,418    AUD      .73840   AUD   $  (5,692)     11/16/95
Sell Australian dollars, buy U.S.
  dollars                                        53,007    AUD      .73790   AUD      (1,231)     11/16/95
Sell Australian dollars, buy U.S.
  dollars                                       265,900    AUD      .75600   AUD        (768)      1/24/96
Sell Canadian dollars, buy U.S. dollars          85,000    CAD      .73333   CAD      (1,103)     11/16/95
Sell Canadian dollars, buy U.S. dollars           5,407    CAD      .73551   CAD         (59)     11/16/95
Sell Danish krone, buy U.S. dollars             352,000    DKK      .17319   DKK      (3,468)     11/16/95
Sell Danish krone, buy U.S. dollars             865,000    DKK      .18299   DKK        (111)      1/24/96
Sell Deutsche mark, buy U.S. dollars            865,000    DEM      .67476   DEM     (31,349)     11/16/95
Sell U.S. dollars, buy deutsche mark            292,000    DEM      .679163  DEM       9,298      11/16/95
Sell Deutsche mark, buy U.S. dollars            130,000    DEM      .698324  DEM      (1,855)      1/05/96
Sell French francs, buy U.S. dollars            848,000    FRF      .20145   FRF      (2,395)      1/05/96
Sell U.S. dollars, buy French francs            143,252    FRF      .204161  FRF          16       1/05/96
Sell French francs, buy U.S. dollars            302,000    FRF      .20173   FRF        (740)      1/24/96
Sell French francs, buy U.S. dollars            392,500    FRF      .20138   FRF      (1,100)      1/24/96
Sell Italian lira, buy U.S. dollars          99,020,393    ITL      .00062   ITL        (910)     11/16/95
Sell Italian lira, buy U.S. dollars         149,000,000    ITL      .00061   ITL      (1,928)     11/16/95
Sell Japanese yen, buy U.S. dollars          15,060,000    JPY      .01002   JPY       2,051       1/05/96
Sell Pound sterling, buy U.S. dollars            47,700    GBP     1.53300   GBP      (2,262)     11/16/95
Sell Spanish peseta, buy U.S. dollars         5,725,000    ESP      .00810   ESP        (471)     11/16/95
Sell Spanish peseta, buy U.S. dollars           601,000    ESP      .00785   ESP        (200)     11/16/95
Sell Spanish peseta, buy U.S. dollars        11,200,000    ESP      .00789   ESP      (3,268)     11/16/95
                                                                                      ---------
                                                                                    $(47,545)
                                                                                      =========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995

Assets
Investments, at value (Cost $27,469,212 (Note 1)              $29,323,723
Cash                                                               48,824
Receivable for securities sold                                    481,326
Interest and dividends receivable                                 316,788
Receivable from Distributor (Note 3)                               21,603
Receivable for open forward contracts                              11,365
Receivable for fund shares sold                                       871
Deferred organization costs and other assets (Note 1)              31,296
                                                                ----------
                                                               30,235,796
Liabilities
Payable for securities purchased                                1,043,289
Payable for open forward contracts                                 58,910
Accrued management fee (Note 2)                                    14,855
Accrued transfer agent and shareholder services (Note 2)            8,372
Accrued distribution fee (Note 5)                                   5,682
Accrued trustees' fees (Note 2)                                     1,792
Other accrued expenses                                             33,056
                                                                ----------
                                                                1,165,956
                                                                ----------
Net Assets                                                    $29,069,840
                                                                ==========
Net Assets consist of:
 Undistributed net investment income                          $   303,997
 Unrealized appreciation of investments                         1,854,511
 Unrealized depreciation of forward contracts and
   foreign currency                                               (47,193)
 Accumulated net realized gain                                    667,786
 Shares of beneficial interest                                 26,290,739
                                                                ----------
                                                              $29,069,840
                                                                ==========
Net Asset Value and redemption price per share of Class A
  shares ($27,636,771 / 2,617,823 shares of beneficial
  interest)                                                        $10.56
                                                                ==========
Maximum Offering Price per share of Class A shares
  ($10.56 / .955)                                                  $11.06
                                                                ==========
Net Asset Value, offering price and redemption price per
  share of Class C shares ($1,433,069 / 135,691 shares of
  beneficial interest)                                             $10.56
                                                                ==========

STATEMENT OF OPERATIONS
For the year ended October 31, 1995

Investment Income
Interest, net of foreign taxes of $1,724                $1,470,760
Dividends, net of foreign taxes of $2,166                  127,324
                                                          ---------
                                                         1,598,084
Expenses
Management fee (Note 2)                                    162,835
Custodian fee                                              108,292
Distribution fee--Class A (Note 5)                          65,003
Audit fee                                                   21,510
Legal fees                                                  16,256
Reports to shareholders                                     15,743
Transfer agent and shareholder services (Note 2)            13,498
Registration fees                                            9,553
Trustees' fees (Note 2)                                      8,921
Amortization of organization costs (Note 1)                  7,483
Miscellaneous                                                4,406
                                                          ---------
                                                           433,500
Expenses borne by the Distributor (Note 3)                (124,191)
                                                          ---------
                                                           309,309
                                                          ---------
Net investment income                                    1,288,775
                                                          ---------
Realized and Unrealized Gain (Loss)
  on Investments, Foreign Currency
  and Forward Contracts
Net realized gain on investments (Notes 1 and 4)           738,800
Net realized gain on forward contracts and foreign
  currency (Note 1)                                         53,016
                                                          ---------
 Total net realized gain                                   791,816
                                                          ---------
Net unrealized appreciation of investments               1,972,686
Net unrealized depreciation of forward contracts and
  foreign currency                                         (17,146)
                                                          ---------
 Total net unrealized appreciation                       1,955,540
                                                          ---------
Net gain on investments, foreign currency and
  forward contracts                                      2,747,356
                                                          ---------
Net increase in net assets resulting from operations    $4,036,131
                                                          =========

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE

STATEMENT OF CHANGES IN NET ASSETS

                                                       May 16, 1994
                                                     (Commencement of
                                    Year ended        Operations) to
                                 October 31, 1995    October 31, 1994
 ---------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations:
Net investment income               $ 1,288,775         $   520,741
Net realized gain (loss) on
  investments, foreign
  currency and forward
  contracts                             791,816             (95,181)
Net unrealized appreciation
  (depreciation) of
  investments, foreign
  currency and forward
  contracts                           1,955,540            (148,222)
                                  ---------------      ---------------
Net increase resulting from
  operations                          4,036,131             277,338
                                  ---------------      ---------------
Dividends from net investment income:
 Class A                             (1,230,373)           (261,780)
 Class C                                (51,204)             (1,142)
                                  ---------------      ---------------
                                     (1,281,577)           (262,922)
                                  ---------------      ---------------
Net increase from fund share
  transactions (Note 6)               1,200,860          25,100,010
                                  ---------------      ---------------
Total increase in net assets          3,955,414          25,114,426
Net Assets
Beginning of year                    25,114,426                  --
                                  ---------------      ---------------
End of year (including
  undistributed net
  investment income of
  $303,997 and $217,135,
  respectively)                     $29,069,840         $25,114,426
                                  ===============      ===============
* Net realized gain (loss)
  for Federal income tax
  purposes
  (Note 1)                          $   693,902         $   (50,922)
                                  ===============      ===============

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 1995

Note 1

State Street Research Strategic Portfolios: Conservative (the "Fund") is a series of MetLife-State Street Financial Trust (the "Trust"), which was organized as a Massachusetts business trust in November, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in May, 1994. The Trust consists presently of four separate funds: State Street Research Strategic Portfolios: Conservative, State Street Research Government Income Fund, State Street Research Strategic Portfolios: Moderate and State Street Research Strategic Portfolios: Aggressive.

The Fund is authorized to issue four classes of shares. Only Class A and Class C shares are presently available for purchase. Class B and Class D shares are not being offered at this time. Class A shares are subject to an initial sales charge of up to 4.50% and annual service fees of 0.25% of average daily net assets. Class B shares will be subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE

 -----------------------------------------------------------------------------
NOTES (cont'd)
 -----------------------------------------------------------------------------

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. Net Investment Income

Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations. Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. Deferred Organization Costs

Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

G. Forward Contracts and Foreign Currencies

The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.60% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended October 31, 1995, the fees pursuant to such agreement amounted to $162,835.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended October 31, 1995, the amount of such expenses was $8,422.

The fees of the Trustees not currently affiliated with the Adviser amounted to $8,921 during the year ended October 31, 1995.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended October 31, 1995, the amount of such expenses assumed by the Distributor and its affiliates was $124,191.

Note 4

For the year ended October 31, 1995, purchases and sales of securities, exclusive of short-term obligations, aggregated $35,778,596 and $34,397,400 (including $24,098,870 and $23,626,103 of U.S. Government securities), respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund will pay annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund will pay annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal service and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended October 31, 1995, fees pursuant to such plan amounted to $65,003 for Class A.

STATE STREET RESEACH STRATEGIC PORTFOLIOS: CONSERVATIVE
 -----------------------------------------------------------------------------

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At October 31, 1995, Metropolitan owned 2,617,801 Class A shares and 10,471 Class C shares of the Fund and the Adviser owned one Class A share of the Fund.

Share transactions were as follows:

                                                                       May 16, 1994
                                                                     (Commencement of
                                              Year ended              Operations) to
                                           October 31, 1995          October 31, 1994
                                          --------------------   ------------------------
Class A                                   Shares     Amount       Shares       Amount
 ----------------------------------------------------------------------------------------
Shares sold                                   21   $      192   2,617,802    $25,000,010
                                           -----      -------      ------      ----------
Net increase                                  21   $      192   2,617,802    $25,000,010
                                           =====      =======      ======      ==========

Class C                                   Shares      Amount      Shares         Amount
 ----------------------------------------------------------------------------------------
Shares sold                              164,827   $1,608,388      10,471    $   100,000
Issued upon reinvestment of dividends      3,527       35,611          --             --
Shares repurchased                       (43,134)    (443,331)         --             --
                                           -----      -------      ------      ----------
Net increase                             125,220   $1,200,668      10,471    $   100,000
                                           =====      =======      ======      ==========

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE

 -----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
 -----------------------------------------------------------------------------

For a share outstanding throughout each year:

                                                       Class A                                     Class C
                                        ---------------------------------------    -----------------------------------------
                                                               May 16, 1994                                 May 16, 1994
                                                             (Commencement of                             (Commencement of
                                           Year ended         Operations) to          Year ended           Operations) to
                                       October 31, 1995**    October 31, 1994     October 31, 1995**      October 31, 1994
 ---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year           $ 9.56               $  9.55                $ 9.56                 $9.55
Net investment income*                          .47                   .20                   .52                   .21
Net realized and unrealized gain
  (loss) on investments, foreign
   currency and forward contracts              1.00                  (.09)                  .97                  (.09)
Dividends from net investment
  income                                       (.47)                 (.10)                 (.49)                 (.11)
                                        ----------------       ----------------     ----------------      ------------------
Net asset value, end of year                $ 10.56               $  9.56                $10.56                 $9.56
                                        ================       ================     ================      ==================
Total return                                  15.84%+                1.15%+++             16.11%+                1.25%+++
Net assets at end of year (000s)            $27,637               $25,014                $1,433                 $ 100
Ratio of operating expenses to
  average net assets*                          1.15%                 1.15%++               0.90%                 0.90%++
Ratio of net investment income to
  average net assets*                          4.74%                 4.48%++               4.91%                 4.73%++
Portfolio turnover rate                      132.50%                70.35%               132.50%                70.35%
*Reflects voluntary assumption of
  fees or expenses per share in
  each year (Note 3)                           $.05                  $.03                  $.05                  $.03

++ Annualized

+ Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges.
   Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

 **Per-share figures have been calculated using the average shares method.

-----------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
 -----------------------------------------------------------------------------

To the Trustees of MetLife-State Street
Financial Trust and the Shareholders of
State Street Research Strategic Portfolios: Conservative

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Strategic Portfolios: Conservative (a series of MetLife-State Street Financial Trust, hereafter referred to as the "Trust") at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December 8, 1995

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE

 -----------------------------------------------------------------------------
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
 -----------------------------------------------------------------------------

As of October 31, 1995, State Street Research Strategic Portfolios:
Conservative held 69% of its assets in fixed-income securities, 28% in equities and 3% in cash.

Bonds

The Fund's fixed-income component performed well. The largest position was in high-grade bonds, which delivered strong performance. International bonds performed below expectations, but weren't heavily weighted in the portfolio.

Stocks

Healthy stock returns also helped the portfolio's performance. Large-cap and value stocks dominated the Fund's equity holdings. Large- cap growth stocks performed strongly, value stocks less so. International equities demonstrated improved performance after a slow start at the beginning of the year.

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. "A" share returns reflect the maximum 4.5% sales charge. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and institutions. The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The Lehman Brothers Government/Corporate Bond Index is a commonly used index of bond market performance. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only. Performance results for the Fund are increased by the Distributor's voluntary reduction of Fund fees and expenses. In the box in the chart at the right, the first figure reflects expense reduction; the second shows what results would have been without subsidization.

Comparison Of Change In Value Of A $10,000
Investment In Strategic Portfolios: Conservative,
The S&P 500 And The Lehman Brothers
Government/Corporate Bond Index

[line chart]

Class A Shares

          Strategic Portfolios: Conservative   LB Gov't/Corp Index    S&P 500
5/16/94            9550                           10000               10000
10/31/94           9660                           10549               10006
10/31/95          11190                           13334               11622

  Average Annual Total Return
    1 Year           Life of Fund
+10.63%/+10.03%     +7.99%/+7.36%

[line chart]

Class C Shares

          Strategic Portfolios: Conservative   LB Gov't/Corp Index    S&P 500
5/16/94           10000                           10000               10000
10/31/94          10125                           10549               10006
10/31/95          11755                           13334               11622

  Average Annual Total Return
    1 Year           Life of Fund
+16.11%/+15.53%     +11.69%/+11.07%

[legend graphic]

Strategic Portfolios: Conservative           S&P 500
LB Gov't/Corp Index

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE

FUND INFORMATION, OFFICERS AND TRUSTEES OF METLIFE-STATE STREET FINANCIAL TRUST

Fund Information

State Street Research
Strategic Portfolios: Conservative
One Financial Center
Boston, MA 02111

Investment Adviser
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

Distributor
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

Shareholder Services
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408
1-800-562-0032

Custodian
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel
Goodwin, Procter & Hoar
Exchange Place
Boston, MA 02109

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110

Officers

Ralph F. Verni
Chairman of the Board,
President and
Chief Executive Officer

John H. Kallis
Vice President

Thomas A. Shively
Vice President

Michael R. Yogg
Vice President

Gerard P. Maus
Treasurer

Joseph W. Canavan
Assistant Treasurer

Douglas A. Romich
Assistant Treasurer

Francis J. McNamara, III
Secretary and General Counsel

Darman A. Wing
Assistant Secretary and
Assistant General Counsel

Amy L. Simmons
Assistant Secretary

Trustees

Ralph F. Verni
Chairman of the Board,
President, Chief Executive
Officer and Director,
State Street Research &
Management Company

Edward M. Lamont
Formerly in banking
(Morgan Guaranty Trust
Company of New York);
presently engaged in private
investments and civic affairs

Robert A. Lawrence
Partner, Saltonstall & Co.

Dean O. Morton
Retired; formerly Executive
Vice President, Chief
Operating Officer and Director,
Hewlett-Packard Company

Thomas L. Phillips
Retired; formerly Chairman of the Board and Chief Executive Officer, Raytheon Company

Toby Rosenblatt
President,
The Glen Ellen Company
Vice President,
Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of Management, Massachusetts Institute of Technology

Jeptha H. Wade
Retired; formerly Of Counsel, Choate, Hall & Stewart

[Back cover]

State Street Research Strategic Portfolios: Conservative
One Financial Center
Boston, MA 02111

[Indicia]
Bulk Rate
U.S. Postage
PAID
Brockton, MA
Permit No. 600

Questions? Comments?
Call us at 1-800-562-0032,
or write us at:
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266-8408

[logo-State Street Research]

This report is prepared for the general information of current shareholders only. It is not authorized for use as sales material with prospective investors.

CONTROL NUMBER: 2849-951221(0197)SSR-LD

Cover Illustration by Dorothy Cullinan

SP-125E-1295